                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement                     [ ]    Confidential, for Use of the Commission
                                                             Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                          FIBERNET TELECOM GROUP, INC.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                          FIBERNET TELECOM GROUP, INC.
                         570 LEXINGTON AVENUE, 3rd FLOOR
                            NEW YORK, NEW YORK 10022

                                                                 August __, 2002


Dear Stockholder,

     On behalf of the Board of Directors and management of FiberNet Telecom Group, Inc., I cordially invite you to attend the Company's Annual Meeting of Stockholders. The Annual Meeting will be held at 10:00 a.m., Eastern Time, on September 10, 2002, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019.

     Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the proposals described in the Proxy Statement and recommends that you vote FOR those proposals.

     I hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

     Thank you for your attention to these matters.

                                           Sincerely,

                                           /s/ Michael S. Liss

                                           Michael S. Liss
                                           President and Chief Executive Officer

                          FIBERNET TELECOM GROUP, INC.
                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FiberNet Telecom Group, Inc. (the "Company") will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m., Eastern Standard Time, on September 10, 2002 (the "Annual Meeting"), to consider and act upon:

     (1) a proposal to elect six members to the Board of Directors to serve for a term ending in 2002;

     (2) a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002;

     (3) a proposal to approve, for purposes of NASD Marketplace Rules 4350(i)(1)(B) and 4350(i)(1)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, to the lenders under our senior secured credit facility, in connection with the conversion of $66.0 million of our outstanding senior secured indebtedness into shares of our common stock, resulting in a change of control;

     (4) a proposal to approve, for purposes of NASD Marketplace Rules 4350(i)(1)(B) and 4350(i)(1)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, upon the closing of a contemplated private placement of up to $7.0 million of our common stock as a condition to the consummation of the senior secured debt conversion described in Proposal 3, resulting in a change of control; and

     (5) a proposal to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001, in connection with our directed public offering which occurred on February 1, 2001;

     (6) a proposal to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, upon conversion of the series J preferred stock and the exercise of related series A warrants and series B warrants, sold to purchasers pursuant to a Purchase Agreement that we entered into on December 6, 2001, with the Purchasers named therein (the "Purchase Agreement");

     (7) a proposal to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing;

     (8) a proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-20 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003;

     (9) a proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-30 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003;

     (10) a proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 2,000,000,000 at any time prior to June 30, 2003; and

     (11) such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 8, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company's offices at 570 Lexington Avenue, New York, New York 10022, and at the time and place of the meeting during the whole time of the meeting.

As at least a majority of all outstanding shares of voting stock is required to constitute a quorum, WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors,

                                           /s/ Michael S. Liss

                                           Michael S. Liss
                                           President and Chief Executive Officer

August [9], 2002
New York, New York

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Information Concerning Solicitation and Voting ............................    6
   General ................................................................    6
   Voting Procedures ......................................................    6
   Revocability of Proxies ................................................    7
   Stockholders Entitled to Vote and Quorum ...............................    7
   Costs of Solicitation ..................................................    8
Security Ownership of Certain Beneficial Owners and Management ............    9
Management ................................................................   10
Executive Compensation ....................................................   14
Report of Audit Committee .................................................   19
Section 16(a) Beneficial Ownership Reporting Compliance ...................   19
Certain Relationships and Related Transactions ............................   21
Proposal 1. Election of Directors .........................................   21
   Background .............................................................   21
   Required Vote ..........................................................   21
   Recommendation .........................................................   21
Proposal 2. Ratification of Auditors ......................................   21
   Background .............................................................   21
   Required Vote ..........................................................   22
   Recommendation .........................................................   22
Proposal 3. Debt to Equity Conversion .....................................   22
   Background .............................................................   22
   Description of the Conversion ..........................................   22
   Necessity for Stockholder Approval .....................................   23
   Required Vote ..........................................................   23
   Recommendation .........................................................   23
Proposal 4. New Equity Issuance ...........................................   24
   Background .............................................................   24
   Description of the Private Placement ...................................   24
   Necessity for Stockholder Approval .....................................   25
   Required Vote ..........................................................   25
   Recommendation .........................................................   25
Proposal 5. February Financing ............................................   26
   Background .............................................................   26
   Description of Warrants ................................................   26
   Necessity for Stockholder Approval .....................................   27
   Required Vote ..........................................................   27
   Recommendation .........................................................   27
Proposal 6. Series J Financing ............................................   27
   Background .............................................................   28
   Description of the Series J-1 Preferred Stock ..........................   28
   Description of the Series J Warrants ...................................   29
   Necessity for Stockholder Approval .....................................   30
   Required Vote ..........................................................   30
   Recommendation .........................................................   30
Proposal 7. Adjustment of Exercise Price of Outstanding Warrants ..........   32
   Background .............................................................   32
   Proposal ...............................................................   32
   Stockholder Approval ...................................................   32
   Required Vote ..........................................................   33
   Recommendation .........................................................   33
Proposal 8. 1-for-20 Reverse Stock Split ..................................   34
   Background .............................................................   34
   Proposal ...............................................................   34
   Reasons for the Reverse Split ..........................................   34
   Principal Effects of the 1-for-20 Reverse Split ........................   35
   Cash Payment in Lieu of Fractional Shares ..............................   36

   Federal Income Tax Consequences ........................................   36
   Board Discretion to Implement the 1-for-20 Reverse Split ...............   36
   Required Vote ..........................................................   37
   Recommendation .........................................................   37
Proposal 9. 1-for-30 Reverse Stock Split ..................................   37
   Background .............................................................   37
   Proposal ...............................................................   37
   Reasons for the Reverse Split ..........................................   38
   Principal Effects of the 1-for-30 Reverse Split ........................   38
   Cash Payment in Lieu of Fractional Shares ..............................   38
   Federal Income Tax Consequences ........................................   38
   Board Discretion to Implement the 1-for-30 Reverse Split ...............   38
   Required Vote ..........................................................   39
   Recommendation .........................................................   39
Proposal 10. Increase of Authorized Common Stock ..........................   40
   Background .............................................................   40
   Proposal ...............................................................   40
   Required Vote ..........................................................   40
   Recommendation .........................................................   40
Incorporation by Reference ................................................   42
Appraisal Rights ..........................................................   42
Other Matters .............................................................   42
Stockholder Proposals .....................................................   42

Appendix A        Warrant Agreement
Appendix B        Series J Securities Purchase Agreement
Appendix C        Certificate of Designation of the Relative Rights and
                  Preferences of the Series J Convertible Preferred Stock
Appendix D        Form of Series A Warrant
Appendix E        Form of Series B Warrant

                          FIBERNET TELECOM GROUP, INC.
                         570 LEXINGTON AVENUE, 3rd FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 405-6200

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FiberNet Telecom Group, Inc. a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of Willkie Farr & Gallagher on Tuesday, September 10, 2002, at 10:00 a.m. Eastern Time, and any adjournments thereof.

Voting Procedures

Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting. Where you specify a choice on the proxy as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

     .    FOR Proposal 1 electing the six nominees for director named herein;

     . FOR Proposal 2 ratifying the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002;

     . FOR Proposal 3 to approve, for purposes of NASD Marketplace Rules 4350(i)(1)(B) and 4350(i)(1)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, to the lenders under our senior secured credit facility, in connection with the conversion of $66.0 million of our outstanding senior secured indebtedness into shares of our common stock, resulting in a change of control;

     . FOR Proposal 4 to approve, for purposes of NASD Marketplace Rules 4350(i)(1)(B) and 4350(i)(1)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, upon the closing of a contemplated private placement of up to $7.0 million of our common stock, as a condition to the consummation of the senior secured debt conversion described in Proposal 3, resulting in a change of control;

     . FOR Proposal 5 to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with our directed public offering which occurred on February 1, 2001;

     . FOR Proposal 6 to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, upon conversion of the series J preferred stock and the exercise of related series A warrants and series B warrants, sold to purchasers pursuant to a Purchase Agreement that we entered into on December 6, 2001 with the Purchasers named therein;

     . FOR Proposal 7 to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing;

     . FOR Proposal 8 to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-20 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003;

     . FOR Proposal 9 to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-30 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003; and

     . FOR Proposal 10 to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 2,000,000,000 at any time prior to June 30, 2003.

The Board of Directors has not yet made a determination to proceed with a reverse stock split of our issued and outstanding shares of common stock. Such determination will be based on a number of factors, including market conditions, existing and expected trading prices of our common stock and the likely effect of business developments on the market price of our common stock. Although the Board of Directors is seeking approval of Proposals 8 and 9, if the Board of Directors determines to proceed with a reverse stock split, only one of such proposals will be enacted. The determination of which Proposal (8 or 9) will be based on a number of factors, including market conditions, existing and expected trading prices of our common stock and the likely effect of business developments on the market price of our common stock.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Registered Stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence.

Stockholders Entitled to Vote and Quorum

The close of business on August 8, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on August 8, 2002, the Company had 64,331,722 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

For Proposal 1, nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

For Proposal 2, to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, for Proposal 3, to approve the issuance of greater than 20% of our common stock as of the date of such issuance, in connection with the conversion of up to $66.0 million of our outstanding indebtedness into shares of our common stock, and for Proposal 4, to approve the issuance of greater than 20% of our common stock as of the date of such issuance, in connection with our private placement of up to $7.0 million of our securities, for Proposal 5, to approve the issuance of greater than 20% of our common stock in connection with our directed public offering which occurred on February 1, 2001, for Proposal 6, to approve the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, in connection with the issuance of our series J preferred stock and related series A warrants and series B warrants, for Proposal 7, to approve the adjustment of the exercise prices of our outstanding warrants, we require the affirmative vote of a majority of shares of common stock present or represented by proxy and entitled to vote on the matter. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote on Proposals 1, 2, 3, 4, 5, 6 and 7. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against these proposals.

For Proposals 8 and 9, to approve various proportional reverse stock splits of our common stock, and Proposal 10, to approve the amendment of our certificate of incorporation to increase our authorized common stock, we require the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against Proposals 8, 9 and 10.

Costs of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

This Proxy Statement and the accompanying proxy are being mailed on or about August __, 2002 to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 8, 2002, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) each of the named executive officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

                                                           Number of Shares
Five Percent Stockholders                                  Beneficially Owned          Percent of Class
                                                           ------------------          ----------------
Concordia Telecom Management, L.L.C. (1) (2) ........      12,877,334                  19.6%
c/o FiberNet Telecom Group, Inc.
570 Lexington Avenue
New York, NY 10022

SMFS, Inc. (2) ......................................       6,700,000                  10.4%
12-12 43rd Avenue
Long Island City, NY 11101

Signal Equity Partners, L.P. (2) (3) ................      18,926,597                  28.0%
10 East 53rd Street, 32nd Floor
New York, NY 10022

Metromedia Fiber Network ............................       5,000,000                   7.8%
Services, Inc. ......................................
1 North Lexington Avenue
White Plains, NY 10601

LTJ Group, Inc. (2) (4) .............................       4,117,690                   6.4%
61 Old Well Road
Rochester, New York 16462

Nortel Networks Corporation (5) .....................      17,809,918                  24.6%
8200 Dixie Road, Suite 100
Brampton, Ontario L6T 5P6

Trident Telecom Partners, LLC (2) ...................      11,391,580                  17.6%
445 Park Avenue
New York, NY 10022

Directors and Executive Officers

Timothy P. Bradley (3) (6) ..........................      19,022,430                  28.1%
Jon A. DeLuca (7) ...................................         588,000                   0.9%
Philip L. DiGennaro (8) .............................         968,465                   1.5%
Roy (Trey) D. Farmer III (9) ........................         875,000                   1.4%
Les Hankinson (10) ..................................         350,000                   0.5%
Joseph Leuci (11) ...................................         250,000                   0.4%
Michael S. Liss (12) ................................      14,497,245                  21.5%
Charles J. Mahoney (13) .............................         131,250                   0.2%
Lance L. Mickel (14) ................................         483,200                   0.8%
Richard E. Sayers (15) ..............................         603,685                   0.9%

Executive officers and directors as a
group ...............................................      26,377,695                  35.8%

(1) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) below. Also includes 1,145,001 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of August 8, 2002.

(2) Pursuant to the Amended and Restated Stockholders Agreement dated January 31, 2001, between us and certain stockholders, SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. granted irrevocable proxies to Signal Equity Partners, L.P., Trident Telecom Partners, LLC and Concordia Telecom Management, L.L.C. to vote all of their shares, an aggregate of 11,391,580, at all meetings of stockholders. The proxy will terminate upon the earliest to occur of (i) the transfer of all stock owned by a stockholder, (ii) a Qualified Public Offering, as that term is defined in the Amended and Restated Stockholders Agreement, or
(iii) January 31, 2004.

(3) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) above, 2,982,540 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of August 8, 2002.

(4) Includes 231,134 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of August 8, 2002.

(5) Includes 7,983,053 shares of common stock issuable upon the conversion of preferred stock that is convertible within sixty (60) days of August 8, 2002.

(6) Represents the shares owned by Signal Equity Partners, L.P., described in note (3) above, of which Mr. Bradley is a Managing Director. Also includes 62,500 shares of common stock issuable upon the exercise of options, and 33,333 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of August 8, 2002, beneficially owned by Signal Equity Management Corp., of which Mr. Bradley is the President. Mr. Bradley disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.

(7) Includes 575,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of August 8, 2002.

(8) Includes 131,250 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of August 8, 2002.

(9) Includes 200,000 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 25, 2002 and 675,000 shares of common stock issuable upon the exercise of stock options that are exercisable as of August 8, 2002.

(10) Includes 350,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of August 8, 2002

(11) Represents 250,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of August 8, 2002.

(12) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) above. This number also includes 340,753 shares of common stock which are held by Concordia Telecom Management, L.L.C., of which Michael
S. Liss is the sole member, 1,145,001 shares of common stock issuable upon the exercise of warrants which are held by Concordia Telecom Management, L.L.C. and are exercisable within sixty (60) days of August 8, 2002, 1,559,911 shares of common stock issuable upon the exercise of stock options held by Michael S. Liss that are exercisable within sixty (60) days of August 8, 2002, and 60,000 shares of common stock issuable upon the exercise of a warrant held by Michael S. Liss that is exercisable within sixty (60) days of August 8, 2002. Michael S. Liss disclaims beneficial ownership of the shares owned by Concordia Telecom Management, L.L.C., except to the extent of his pecuniary interest therein.

(13) Represents 131,250 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of August 8, 2002.

(14) Includes 440,000 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of August 8, 2002.

(15) Includes 46,809 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of April 25, 2002, and 312,500 shares of commons stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of August 8, 2002. This also includes 50,666 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of August 8, 2002 owned by Taurus Telecommunications, Inc., of which Richard Sayers is the controlling stockholder.

As of August 8, 2002, we had 64,331,722 shares of common stock outstanding.

                                   MANAGEMENT

Board of Directors

     Our Certificate of Incorporation and By-Laws provide for our business to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and By-laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of six members. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders.

     Pursuant to the Amended and Restated Stockholders Agreement dated January 31, 2001, between us and certain of our stockholders, SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. granted irrevocable proxies to Signal Equity Partners, L.P. ("Signal"), Trident Telecom Partners, LLC ("Trident") and Concordia Telecom Management, L.L.C. to vote all of their shares at all meetings of stockholders. Pursuant to a Letter Agreement dated May 7, 1999, Signal and Trident as managing purchasers and parties to a Securities Purchase Agreement dated as of the same date between us and the purchasers named therein, and as parties to the Stockholders Agreement, agreed that so long as Signal remains a Majority in Interest (as defined in the Securities Purchase Agreement), it will take all necessary and permitted action to ensure that two of our directors will be designated by Trident.

                  Name                      Age    Positions
                  -----                     ---    ---------
Timothy P. Bradley ....................     40     Director
Philip L. DiGennaro ...................     40     Director
Roy (Trey) D. Farmer III ..............     30     Director
Michael S. Liss. ......................     48     President, Chief Executive Officer and Director
Charles J. Mahoney ....................     64     Director
Richard E. Sayers. ....................     63     Director

     The following biographical information is furnished as to each of our current directors:

     TIMOTHY P. BRADLEY has served as one of our directors since May 7, 1999. Mr. Bradley is a Managing Director and co-founder of Signal Equity Partners, L.P., a private equity investment fund focused on the information and communications industries. Mr. Bradley also co-founded Signal Partners LLC, a financial advisory firm specializing in the communications industry. Previously, Mr. Bradley was a general partner at the Exeter Group, a private equity investment fund. Prior to working in the private equity industry, Mr. Bradley was a practicing attorney in New York City. He has a B.A. from Yale University, a J.D. from New York University School of Law, and an M.B.A. from Columbia Business School.

     PHILIP L. DIGENNARO has served as the president of one of our subsidiaries, Devnet, and as one of our directors since July 31, 2000. Mr. DiGennaro served as president and chief operating officer of Devnet from 1996 to 2000. In 1996, Mr. DiGennaro founded Sound Development Group, a commercial real estate investment and development company based in Westport, Connecticut, which he ran until 1998. Previously, Mr. DiGennaro was employed by the New York State Employees Retirement System as an investment manager. He has a B.S. in Finance from Fairfield University.

     ROY (TREY) D. FARMER III has served as one of our directors since May 11, 1999. Mr. Farmer served as our Executive Vice President from May 11, 1999 to March 1, 2002. From 1998 to 1999, he was a partner of Sterling Capital LLC, a private investment firm. From 1997 to 1998, Mr. Farmer worked with Bright Sun Consulting, a strategic consulting firm based in New York City that repositioned technology companies. He has an A.B. from Princeton University, an M.Ed. from Harvard University and an M.A.R. from Yale University.

     MICHAEL S. LISS has served as one of our directors and as our President and Chief Executive Officer since May 11, 1999. From 1994 to 1999, he was a Managing Director of Lazard Freres & Co. LLC, and prior to that he was a Senior Managing Director of Bear, Stearns & Co. Inc. Mr. Liss has a B.A. from Columbia University, a J.D. from Yale Law School and a M.P.P.M. from the Yale School of Management.

     CHARLES J. MAHONEY has served as one of our directors since May 7, 1999. He is presently President and Chief Executive Officer of Arcade Building Services, a wholly-owned subsidiary of Tishman Speyer Properties, L.P. Since 1990 he has been either a Senior Managing Director or Managing Director with Tishman Speyer Properties. Prior to his employment at Tishman Speyer Properties, Mr. Mahoney held positions at the Helmsley Organization and at Con Edison. He has a B.S. from C.W. Post College.

     RICHARD E. SAYERS has served as one of our directors since May 7, 1999. Since 1996, he has served as the President of Taurus Telecommunications, Inc., a private consulting company in the telecommunications industry and since October 2001 he has served as a consultant to Dynegy Global Communications, Inc. From 1994 to 1996, Mr. Sayers was the Vice Chairman of ACC Corp. and President of its international group, serving as Chairman of ACC Telenterprises (ACC-Canada) and Chairman of ACC Long Distance, United Kingdom. Mr. Sayers has nearly 40 years of executive level experience in the telecommunications industry. He has a B.S.E.E. and B.A. from Union College.

Committees of the Board of Directors and Meetings

     Meeting Attendance. During the fiscal year ended December 31, 2001, there were 11 meetings of the Board of Directors, and the various committees of the Board of Directors met a total of four times. The Board of Directors also acted by unanimous written consent on one occasion pursuant to Delaware law during this period. No director attended fewer than 75% of the total number of meetings of the Board during fiscal 2001, except for Steven Chrust who recently resigned from the Board of Directors.

     Audit Committee. The Audit Committee has three members, Timothy P. Bradley, Charles J. Mahoney and Richard E. Sayers. The Audit Committee met three times during fiscal 2001. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement, which was drafted by the then current members of the Audit Committee, Timothy P. Bradley, Steven G. Chrust and Richard E. Sayers. Upon Mr. Chrust's resignation from the Board of Directors, he was replaced on the Audit Committee by Charles J. Mahoney.

     Compensation Committee. The Compensation Committee has three members, Timothy P. Bradley, Charles J. Mahoney and Richard E. Sayers and met one time during fiscal 2001. Prior to June 28, 2002, Michael S. Liss was a member of the Compensation Committee and participated in the one meeting during fiscal 2001. Michael S. Liss was replaced by Richard E. Sayers in an effort to have a Compensation Committee comprised soley of independent directors. The Compensation Committee administers the Company's Equity Incentive Plan and reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company.

     Nominating and Governance Committee. The Nominating and Governance Committee has two members, Charles J. Mahoney and Richard E. Sayers. The Nominating Committee was formed on May 2, 2002 and therefore did not hold any meetings during 2001. The Nominating and Governance Committee makes recommendations regarding the size and composition of the Board of Directors and the committees of the Board, oversees the annual review of the Board's and management's performance, and develops corporate governance guidelines for the Company to follow.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee has three members, Timothy P. Bradley, Charles J. Mahoney and Richard E. Sayers. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation of Directors

     We reimburse ordinary and necessary out-of-pocket-expenses incurred by non-employee directors in connection with their services, including attendance at meetings of our Board of Directors. Directors who are not employees of us or any affiliate are entitled to receive options under our Equity Incentive Plan. During the fiscal year ended December 31, 2001, we granted options to purchase 250,000 shares of common stock to both Signal Equity Partners, L.P., of which Mr. Bradley is a Managing Director, and Mr. Sayers, as well as options to purchase 125,000 shares of common stock to Mr. Mahoney. All three of these option grants have an exercise price of $.32 per share, a term of ten years and vested one-quarter on the date of grant and then vest annually in three equal installments commencing one year from the date of grant.

     Mr. DiGennaro received options, which have a term of ten years and vested one-quarter on the date of grant and then vest annually in three equal installments commencing one year from the date of grant, to purchase 125,000 shares of common stock at an exercise price of $.32. For a discussion of the options granted to Messrs. Farmer and Liss, please see "Executive Compensation -- Option Grants in Last Fiscal Year".

Executive Officers

     The names of, and certain information regarding, our executive officers who are not also directors, are set forth below.

                      Name                 Age                     Position
                      ----                 ---                     --------
Jon A. DeLuca. ......................      31    Senior Vice President--Finance and Chief Financial Officer
Joseph Leuci. .......................      51    Senior Vice President--Sales and Marketing
Lance L. Mickel. ....................      49    Senior Vice President--Network Operations

     JON A. DELUCA has served as our Chief Financial Officer since August 9, 2000 and as our Vice President--Finance from June 14, 1999 to July 3, 2001, on which date he was promoted to Senior Vice President--Finance. From 1997 to 1999, Mr. DeLuca was a Managing Director of Lago Industries, LLC, a private merchant banking firm. From 1992 to 1997 he was employed in the leveraged finance groups of Lazard Freres & Co. LLC and Bear, Stearns & Co. Inc. Mr. DeLuca has a B.A. from Trinity College.

     JOSEPH LEUCI has served as our Senior Vice President--Sales and Marketing since January 7, 2002. Prior to this time he served as our Vice President--Sales beginning on December 6, 1999. Before joining us, Mr. Leuci was employed by British Telecommunications plc from 1995 to 1999, where he served as Vice President-Americas. At British Telecommunications, Mr. Leuci was responsible for International Carrier Sales for North America, Central America and South America. Mr. Leuci has more than 25 years of successful sales management experience including more than 15 years in the telecommunications industry. Mr. Leuci has a B.S. from St. John's University.

     LANCE L. MICKEL has served as our Senior Vice President--Network Operations since January 18, 2000. Mr. Mickel has more than 28 years of executive level experience with AT&T. From 1971 to 2000, Mr. Mickel was employed by AT&T, most recently as general manager for AT&T's global network services serving IBM and other large enterprise accounts. Prior to that time, he was responsible for managing AT&T's global network of voice, data, IP, wireless, international and local services from its global network operations center. In addition to leading the design of AT&T's new global network operations center, Mr. Mickel played an integral role in repositioning the operations of numerous AT&T business units. He attended College of DuPage.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation received by our Chief Executive Officer and each of the four most highly compensated executive officers who were employed by us at the end of fiscal 2001 for services rendered to us in all capacities during the past three fiscal years ended December 31, and who earned in excess of $100,000 for services rendered to us during fiscal 2001. The table includes one additional executive officer who would have been among the four most highly compensated executive officers except for the fact that he was not serving as an executive officer as of the end of fiscal 2001. Collectively, the CEO, the most highly compensated officers and Mr. Hankinson, our former Senior Vice President--Sales and Marketing, are referred to herein as the "named executive officers."

                                                       Annual Compensation                  Long-Term Compensation

                                                                              Other                 Awards
        Name and Principal                                                    Annual                ------
           Position                  Year        Salary      Bonus         Compensation  Securities Underlying Options/(#)
           --------                  ----        ------      -----         ------------  ---------------------------------

Michael S. Liss, President,
CEO and Director .................   2001       $345,000    $200,000             --                       1,247,929
                                     2000       $323,558        --               --                       1,247,929 (1)
                                     1999       $158,653        --               --                       1,005,000

Jon A. DeLuca, Senior Vice
President--Finance and Chief
Financial Officer ................   2001       $219,230     $55,000             --                        900,000
                                     2000       $172,790     $25,000             --                        100,000
                                     1999        $60,923        --               --                        300,000

Roy (Trey) D. Farmer III,
Executive Vice President and
Director (2) .....................   2001       $207,192        --               --                        540,000
                                     2000       $211,962     $30,000             --                        200,000 (3)
                                     1999       $111,057     $15,000             --                        340,000

Joseph Leuci, Senior Vice
President - Sales and Marketing...   2001       $160,000        --          $120,000 (4)                   500,000
                                     2000       $150,000     $10,000        $115,000 (4)                    50,000
                                     1999         $8,654        --               --                        100,000

Lance L. Mickel, Senior Vice
President -Network Operations ....   2001       $234,389     $44,000             --                        900,000
                                     2000       $211,731     $50,000             --                        400,000 (5)
                                     1999          --           --               --                           --

Les Hankinson, Former Senior
Vice President - Sales and
Marketing (6) ....................   2001       $217,493     $73,000             --                           --
                                     2000       $225,000     $40,000        $165,000 (4)                   100,000
                                     1999        $40,288        --               --                        300,000

(1) Represents an option to purchase 1,005,000 shares of common stock at $1.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Liss. The December 21, 2000 option replaced canceled options to purchase 440,000 shares of common stock at $3.75 per share, 125,000 shares of common stock at $4.00 per share and 440,000 shares of common stock at $6.00 per share, all of which are included in the 1999 total. Excluding that replacement option, Mr. Liss received an additional option to purchase 242,929 shares of common stock during fiscal 2000.

(2) Mr. Farmer served as our Executive Vice President until his resignation on March 1, 2002. Mr. Farmer still serves as a member of our Board of Directors.

(3) Represents an option to purchase 200,000 shares of common stock at $6.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Farmer. The December 21, 2000 option replaced a canceled option to purchase the same number of shares at $9.313 per share. Excluding that replacement option, Mr. Farmer received no additional options during fiscal 2000.

(4)  Consists of sales commissions.

(5) Represents an option to purchase 300,000 shares of common stock at $6.00 per share granted on December 21, 2000, under a stock option agreement with Mr. Mickel. The December 21, 2000 option replaced a canceled option to purchase the same number of shares at $9.313 per share. Excluding that replacement option, Mr. Mickel received an additional option to purchase 100,000 shares of common stock during fiscal 2000.

(6) Mr. Hankinson served as our Senior Vice President--Sales and Marketing until his resignation on December 3, 2001.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding each stock option granted during fiscal 2001 to each of the named executive officers:

                                                Individual Grants
                                                -----------------                                 Potential Realizable
                          Number of          % of Total                                       Value at Assumed Annual Rates
                          Securities           Options            Exercise                     of Stock Price Appreciation
                          Underlying          Granted to          or Base                         for Option Term (2)
                           Options           Employees in          Price        Expiration     ----------------------------
Name                   Granted (#) (1)       Fiscal Year         ($/Share)         Date             5%              10%
                       ---------------       -----------         ---------         ----             --              ---
Michael S. Liss           1,247,929            16.3%              $0.32          12/21/11       $251,141        $636,441

Jon A. DeLuca               900,000            11.7%              $0.32          12/21/11       $181,122        $458,998

Roy (Trey) D.
Farmer III                  540,000             7.0%              $0.32          12/21/11       $108,673        $275,399

Joseph Leuci                500,000             6.5%              $0.32          12/21/11       $100,623        $254,999

Lance L. Mickel             900,000            11.7%              $0.32          12/21/11       $181,122        $458,998

Les Hankinson                --                 0.0%                --             --              --               --

(1) The options were granted pursuant to our Amended and Restated Equity Incentive Plan. The options granted to the named executive officers are both incentive stock options and non-qualified stock options that vested one-quarter upon the date of grant and then annually in three equal installments commencing one year from the date of grant.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionee's continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides information regarding the exercises of options by each of the named executive officers during fiscal 2001. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of our common stock.

                                                           Number of Securities Underlying        Value of the Unexercised
                                 Shares                        Unexercised Options                  In-The-Money Options
                                Acquired                        at Fiscal Year-End                 at Fiscal Year-End (1)
                                   on          Value       --------------------------------        ----------------------
Name                            Exercise     Realized      Exercisable      Unexercisable      Exercisable     Unexercisable
----                            --------     --------      -----------      -------------      -----------     -------------
Michael S. Liss ............      --            --         1,559,911         935,947            $15,599           $46,797
Jon A. DeLuca ..............      --            --           575,000         725,000            $11,250           $33,750
Roy (Trey) D. Farmer III ...      --            --           675,000         405,000             $6,750           $20,250
Joseph Leuci ...............      --            --           241,667         408,333             $6,250           $18,750
Lance L. Mickel ............      --            --           575,000         725,000            $11,250           $33,750
Les Hankinson ..............      --            --           350,000            --                 --                --

(1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our common stock of $0.37, the closing sale price per share of our common stock as reported in the Nasdaq National Market System on December 31, 2001.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

     Other than a provision in our Amended and Restated Equity Incentive Plan that provides for the accelerated vesting of all outstanding options upon a change-in-control, unless otherwise determined by our Board of Directors, we do not have any employments contracts, termination of employment or change-in-control arrangements with any of the named executive officers.

Option Repricing

     The following table sets forth information concerning the repricing of stock options held by executive officers since November 24, 1997 (the date on which the Company completed its merger with Desert Native Designs, Inc., a Nevada corporation, and, thereby, became a publicly-traded company), including
(i) the date of the repricing, (ii) the number of shares subject to the repriced options, (iii) the market price at the time of repricing, (iv) the exercise price prior to repricing, (v) the new exercise price and (vi) the original option term remaining at the date of repricing:

                        TEN YEAR OPTION REPRICINGS /(1)/

                                                                                                         Length of
                                                                                                          Original
                                                                                                        Option Term
                                                      Market Price                                       Remaining
                                        Number of     of Stock at   Exercise Price at                   at Date of
                                         Options        time of          Time of            New         Repricing or
                                       Repriced or    Repricing or     Repricing or       Exercise       Amendment
Name/Position                Date        Amended       Amendment        Amendment          Price          (years)
                             ----        -------       ---------        ---------          -----          -------
Michael S. Liss,           12/21/00      125,000         $3.75            $4.00            $1.00            8.5
President, CEO and                       440,000           3.75             3.75             1.00           9.0
Director                                 440,000           3.75             6.00             1.00           9.0

Roy (Trey) D. Farmer       12/21/00      200,000         $3.75            $9.313           $6.00            9.5
III, Executive Vice
President and Director

Lance L. Mickel, Senior    12/21/00      300,000         $3.75            $9.313           $6.00            9.5
Vice President - Network
Operations

(1) Information regarding the repricing of options is provided only for repricings effected after the Company became a publicly-traded company on November 24, 1997.

Performance Graph

     The following graph compares the quarterly percentage change in our cumulative total stockholder return on our common stock during a period commencing on November 24, 1997 (the date on which we completed our merger with Desert Native Designs, Inc., a Nevada corporation, and on which the merged entity began engaging in our current line of business) and ending on December 31, 2001 (as measured by dividing (A) the difference between our share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of The Nasdaq Stock Market and our peer group1 during such period. It should be noted that we have not paid any dividends on our common stock, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Standard & Poor's Institutional Market Services, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

                            Total Stockholder Returns

                                         Base
                                        Period                                 Years Ending
Company Name / Index                    24Nov97          Dec97       Dec98        Dec99       Dec00   Dec01
                                        -------          -----       -----        -----       -----   -----
FIBERNET TELECOM GROUP INC               100            88.12       27.44       260.33        94.66      6.37
NASDAQ US INDEX                          100            99.27      139.97       260.06       156.42    124.12
PEER GROUP                               100           112.32      216.01       472.03       171.52     16.93


                               [INSERT LINE GRAPH]



                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     Subsequent to the filing of the Compensation Committee Report below, as filed in our Annual Report on Form 10-K, as amended, as such report was filed on April 30, 2002, Richard E. Sayers replaced Michael S. Liss as a member of the Compensation Committee in an effort to have a Compensation Committee comprised solely of independent directors. This replacement occurred on June 28, 2002.

Overview

     This report relates to compensation decisions made by the Compensation Committee. This report shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent it specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee, which consists of Timothy P. Bradley, Richard
E. Sayers and Charles J. Mahoney is responsible for establishing and administering the Company's executive compensation policies. This report addresses the compensation policies for the fiscal year ended December 31, 2001 as they affected Mr. Liss, in his capacity as President and Chief Executive Officer of the Company, and the other executive officers of the Company.

General Compensation Policy


---------------------------------
/1/ Our "peer group" consists of the following: Adelphia Business Solutions, Inc., Allegiance Telecom, Inc., Allied Riser Communications Corp., Cypress Communications, Inc., Electric Lightwave, Inc., Focal Communications Corp., Global Crossing Ltd., Intermedia Communications, Inc., ITC DeltaCom, Inc., Level 3 Communications, Inc., McLeodUSA, Inc., Metromedia Fiber Network Services, Inc., Mpower Communications Corp., Network Plus Corp., Net2000 Communications, Inc., Northeast Optic Network, Inc., Pac-West Telecom, Inc., Qwest Communications International, Inc., Teligent, Inc., Time Warner Telecom Inc., US LEC Corp., Williams Communications Group, Inc., Winstar Communications, Inc. and XO Communications Inc.

The objectives of the Company's executive compensation program are to:

..    Provide a competitive compensation package that will attract and retain superior talent and reward performance;

..    Support the achievement of desired Company performance; and

..    Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of common stock, thereby encouraging the achievement of superior results over an extended period.

Executive Officer Compensation Program

     The Company's executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of objectives and Company performance; and
(iii) long-term incentive compensation in the form of periodic stock option grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

     The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with the Company to attract and retain employees.

Base Salary

     The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. Base salaries are set competitively relative to companies in the telecommunications industry and other comparable companies. In determining salaries the Compensation Committee also takes into consideration individual experience and performance. The Compensation Committee seeks to compare the salaries paid by companies similar in size and industry to the Company. Within this comparison group, the Company seeks to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to the Company's performance. In setting base salaries, the Compensation Committee also takes into account the intense level of competition among telecommunications companies to attract talented personnel.

Annual Incentive Bonuses

     The Company, along with each executive officer, establishes goals related specifically to that officer's areas of responsibility. The Compensation Committee determines the amount of each executive's bonus based on a subjective assessment by the Compensation Committee of the officer's progress toward achieving the established goals. Bonuses are typically awarded on an annual basis.

Long-term Incentive Compensation

     Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's common stock. The Compensation Committee believes that stock option participation aligns executive officers' interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the telecommunications industry as well as a broader group of companies of comparable size. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant as well as the performance of the Company and the individual executive.

Chief Executive Officer Compensation

     In fiscal 2001, Mr. Liss received a base salary of $345,000 and a bonus of $200,000. This is consistent with the range of salary levels received by his counterparts in companies in the telecommunications industry and other comparable companies. The Compensation Committee believes Mr. Liss has managed the Company well in a challenging business climate and has continued to move the Company towards its long-term objectives.

     In addition, the Company granted Mr. Liss options to purchase 1,274,929 shares of common stock in fiscal 2001. This option package is designed to align the interests of Mr. Liss with those of the Company's stockholders with respect to short-term operating results and long-term increases in the price of the Company's stock. The granting of these options is consistent with the goals of the Company's stock option program as a whole.

Tax Considerations

     The Compensation Committee's compensation strategy is to be cost and tax effective. Therefore, the Compensation Committee's policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the Company and its stockholders, but that may not always qualify for full tax deductibility.

                                           THE COMPENSATION COMMITTEE:

                                           Timothy P. Bradley
                                           Charles J. Mahoney
                                           Richard E. Sayers

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, which consists of two directors who meet the independence and experience requirements of the Nasdaq SmallCap Market and one additional director2, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal 2001, the Audit Committee took the following actions:

     . Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and Arthur Andersen LLP, the Company's independent auditors for that fiscal year;

     . Discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     . Received written disclosures and a letter from Arthur Andersen LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Arthur Andersen LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined to be appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Arthur Andersen LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The forgoing report was prepared on February 28, 2002 by the following Directors of the Company, constituting all the members of the Audit Committee at that time:

                                           Timothy P. Bradley
                                           Steven G. Chrust
                                           Richard E. Sayers

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.


-----------------------------------------
/2/ The Board determined that due to Mr. Bradley's financial expertise it is in the best interest of the Company and its stockholders that he serve on the Audit Committee despite the fact that a $250,000 payment made to Signal Equity Management Corp. in July, 2000, of which Mr. Bradley is the President, may cause Mr. Bradley to not be deemed independent under NASD Marketplace Rule 4200.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that initial reports of ownership were inadvertently filed late by Joseph Leuci and Steven Chrust, which reports have been subsequently filed; one report filed by Timothy Bradley covering an aggregate of six transactions was filed late; Richard Sayers did not timely file one report covering five transactions; one report covering two transactions was filed late by Philip DiGennaro; and Les Hankinson failed to timely file one report covering three transactions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 7, 2001 we issued a promissory note in the amount of $2.3 million to Nortel Networks Inc., a related party, as consideration for accounts payable previously due and owing for equipment and services. The note bears interest at an annual rate of 14% and is payable in eight monthly installments of approximately $300,000 beginning in January 2002. As of August 8, 2002 the outstanding balance on the note was $455,528. We believe the terms of this transaction are no less favorable than those we could have received from an independent, third party.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Background

         Under the Company's Certificate of Incorporation and By-Laws, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

         The Board of Directors has voted (i) to set the size of the Board of Directors at six and (ii) to nominate Timothy P. Bradley, Philip L. DiGennaro, Roy (Trey) D. Farmer III, Michael S. Liss, Charles J. Mahoney and Richard E. Sayers for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

Required Vote

         A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF TIMOTHY P. BRADLEY, PHILIP L. DIGENNARO, ROY (TREY) D. FARMER III, MICHAEL S. LISS, CHARLES J. MAHONEY AND RICHARD E. SAYERS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                   PROPOSAL 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

Background

         Our Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. The Board proposes that the Stockholders ratify this appointment. Prior to the appointment of Deloitte & Touche LLP, Arthur Andersen LLP audited the Company's financial statements for the fiscal year ended December 31, 2001. The Company expects that representatives of Deloitte & Touche LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. It is not anticipated that a representative from Arthur Andersen LLP will be present at the Meeting.

Audit Fees
----------

         The Company paid Arthur Andersen LLP a total of $129,000 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

All Other Fees
--------------

         During the Company's fiscal year ended December 31, 2001, the Company paid Arthur Andersen LLP a total of $305,150 for their provision of tax and transactional services.

         The Audit Committee has considered whether the provision of the services described above under the caption All Other Fees was compatible with maintaining Arthur Andersen LLP's independence.

         In the event that ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

Required Vote

         The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   PROPOSAL 3

                            DEBT TO EQUITY CONVERSION

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of the date of such issuance, upon the conversion of up to $66.0 million of our outstanding senior secured indebtedness into shares of our common stock.

We are currently engaged in discussions with the lenders under our senior secured credit facility regarding their possible conversion of up to $66.0 million of our outstanding indebtedness into shares of our common stock. We expect such conversion to occur, if at all, at a price equal to $0.15 per share. In the event that we are able to effectuate the conversion, we expect to issue up to 440,000,000 shares of our common stock, not including shares underlying any warrants that may be issued in connection with the conversion.

Because the conversion described in this Proposal 3 involves the issuance by us of securities convertible into, and exercisable for, shares of common stock that would represent more than 20% of our currently outstanding common stock at below the greater of book or market value of our common stock, and because it would result in issuances that would be deemed to result in a change of control for Nasdaq purposes, stockholder approval of the financing is required to maintain our listing on the Nasdaq SmallCap Market.

Description of the Conversion

The conversion will occur upon the exchange of up to $66.0 million of our outstanding indebtedness for shares of our common stock at a price equal to $0.15 per share. Such a conversion will result in our issuance of 440,000,000 million shares of our common stock to our existing lenders. Upon the completion of both the conversion, including the issuance of any warrants, and the private placement described in Proposal 4, our lenders will own, in the aggregate, approximately 60% of our common stock on a fully-diluted basis, or approximately 65% of the then outstanding common stock. Accordingly, the conversion and the private placement are expected to be substantially dilutive to our current stockholders. We anticipate that the conversion will close as soon as practicable following receipt of stockholder approval.

We believe that we may issue warrants to our lenders in connection with the conversion. If we do issue warrants, they will be exercisable for three to five years from the date of closing the conversion at an exercise price not less than the market price on the date of issuance, subject to customary anti-dilution provisions.

The principal purposes of the conversion are to reduce our interest payment obligations and to reduce the principal amount of our outstanding debt. We believe that achieving these goals will provide additional liquidity to the Company, streamline our capital structure and make us a more attractive investment for potential investors.

The issuance of common stock to our lenders in connection with the conversion will be made in reliance upon an available exemption from registration under the Securities Act of 1933, by reason of Section 4(2) thereof or other appropriate exemptions, to persons who are "accredited investors," as defined in Regulation D promulgated under the Securities Act.

We expect to grant our lenders certain rights to register the shares of common stock and the shares of common stock underlying the warrants, if any, that they receive in connection with the conversion under the Securities Act. In addition, it may be necessary for us to enter into a stockholders agreement with our lenders, providing them with, among other things, preemptive rights, the right to appoint one or more directors and approval rights with respect to certain corporate transactions.

There can be no assurance that we can reach an agreement with our lenders for the conversion of any of our senior secured indebtedness on terms satisfactory to our lenders and us or at all.

Necessity of Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule").

Assuming the lenders convert $66.0 million of our outstanding debt at a conversion rate of $0.15 per share, 440,000,000 shares of common stock will be issued to our lenders, which upon such issuance and the issuance described in Proposal 4, will represent approximately 65% of our then outstanding common stock. In addition, the exercise price for any warrants issued in connection with the conversion may also be reduced if, among other things, we issue shares of our common stock at less than the then current market value of our common stock. Accordingly the warrants may result in the issuance of additional shares of common stock below the book or market value of the stock. Therefore we must obtain stockholder approval for the conversion to avoid violating the 20% Rule.

In addition, Marketplace Rule 4350(i)(1)(B) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance of securities that could result in the change of control of the issuer (the "Change of Control Rule"). The NASD, however, does not define when a change of control of an issuer may be deemed to have occurred. Nevertheless, because it is anticipated that our lenders will own approximately 60% of our common stock on a fully-diluted basis, or approximately 65% of our then outstanding stock, we believe the securities issued in connection with the conversion will be deemed to result in a change of control of the company, therefore we are seeking stockholder approval to ensure compliance with the Change of Control Rule.

We are therefore now asking that the stockholders approve the issuance by us of greater than 20% of our common stock outstanding as of the date of such issuance, in connection with the conversion.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of the securities in connection with the conversion must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize such issuance.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF UP TO $66.0 MILLION OF OUR OUTSTANDING SENIOR SECURED INDEBTEDNESS AND UPON EXERCISE OF ANY WARRANTS ISSUED IN CONNECTION WITH THE CONVERSION.

                                   PROPOSAL 4

                                EQUITY FINANCING

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of the date of such issuance, in connection with a contemplated private placement of our securities, which is a condition to the consummation of the transaction described in Proposal 3.

We are currently engaged in discussions with prospective investors that may result in our issuance of up to 70,000,000 million shares of our common stock, not including shares underlying warrants that may be part of the private placement; provided that the aggregate gross proceed from the private placement does not exceed $7.0 million (without giving effect to proceeds that would be obtained upon subsequent exercise of the warrants). We expect to sell shares of our common stock at a price per share between $0.10 and $0.15. In the event that we are able to complete the private placement, we expect to issue up to 70,000,000 shares of our common stock, including shares underlying any warrants that may be issued in connection with the private placement.

Because the private placement described in this Proposal 4 involves the issuance by us of securities convertible into, and exercisable for, shares of common stock that would represent more than 20% of our currently outstanding common stock at below the greater of book or market value of our common stock, and because it would result in issuances that would likely be deemed to result in a change of control for Nasdaq purposes, stockholder approval of the financing is required to maintain our listing on the Nasdaq SmallCap Market.

Description of the Private Placement

The private placement is expected to be a condition to the consummation of the transaction described in Proposal 3. The private placement will consist of shares of our common stock, and would be conducted by a designated placement agent on a "best efforts" basis. It is anticipated that certain of members of our executive management and Board of Directors may participate in the private placement, including a $100,000 investment by Concordia Telecom Management, L.L.C., of which Michael S. Liss is the sole member. The per share price to investors may be at a significant discount or premium to the closing price of our common stock on the Nasdaq SmallCap Market on the date of closing the private placement. The conversion described in Proposal 3 and the private placement will be substantially dilutive to our current stockholders. We anticipate that the private placement will close as soon as practicable following receipt of stockholder approval.

We believe that we may issue warrants to the purchasers in connection with the private placement. If we do issue warrants, they will be exercisable for three to five years from the date of closing the private placement at an exercise price not less than the market price on the date of issuance, subject to customary anti-dilution provisions.

The principal purpose of the private placement is to obtain funds needed to support our current business plan and to satisfy the condition to the debt conversion described in Proposal 3. We believe that the proceeds from the private placement will increase our working capital and strengthen our balance sheet. A portion of the gross proceeds received from the private placement will be used to pay placement agent fees and a bonus to Michael S. Liss, our President and Chief Executive Officer, as further discussed below.

The issuance of common stock to purchasers in the private placement will be made in reliance upon an available exemption from registration under the Securities Act of 1933, by reason of Section 4(2) thereof or other appropriate exemptions, to persons who are "accredited investors," as defined in Regulation D promulgated under the Securities Act and who meet other suitability requirements established for the private placement.

We expect to grant the purchasers certain rights to register the shares of common stock and the shares of common stock underlying the warrants, if any, that they purchase in the private placement under the Securities Act. In addition, we may enter into a stockholders agreement with the purchasers that would grant them certain preemptive rights, as well as obligate us to seek their approval prior to taking certain corporate actions.

There can be no assurance that the private placement can be effectuated on terms satisfactory to the purchasers and us or at all.

We expect to pay the placement agent reasonable and customary cash commissions from the gross proceeds received from the private placement, up to a maximum of 6% of the gross proceeds. In addition, we may grant the placement agent or its designees warrants, with an exercise price of $.001, to purchase a number of shares of our common stock equal to the number determined by dividing 3% of the gross proceeds by the price per share of the common stock sold in the private placement. In addition, it is anticipated that we will pay a fee of up to $150,000, to be paid in either cash or securities of our Company, to certain business and financial advisors in connection with the transactions identified in Proposals 3 and 4. In the event Proposals 3 and 4 are not approved by the stockholders, such placement agent and advisory fee will not be paid.

At the recommendation of our Compensation Committee, we expect to use a portion of the gross proceeds of the private placement to compensate Michael S. Liss for his efforts in negotiating and coordinating the debt to equity conversion and consummation of the equity investment described in Proposals 3 and 4. It is anticipated that such compensation will be equal to a cash payment of $400,000, payable at the discretion of our Compensation Committee. In the event Proposals 3 and 4 are not approved by the stockholders, such compensation will not be paid.

Necessity of Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule").

Assuming we sell 70,000,000 million shares of our common stock at a purchase price of $.10 in the private placement, this will represent in excess of 20% of our currently outstanding common stock, based on 64,331,722 shares outstanding as of August 8, 2002. In addition, the exercise price for any warrants sold in the private placement may also be reduced if, among other things, we issue shares of our common stock at less than the then current market value of our common stock. Accordingly the warrants may result in the issuance of additional shares of common stock below the book or market value of the stock. Therefore we must obtain stockholder approval for the conversion to avoid violating the 20% Rule.

In addition, Marketplace Rule 4350(i)(1)(B) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance of securities that could result in the change of control of the issuer (the "Change of Control Rule"). The NASD, however, does not define when a change of control of an issuer may be deemed to have occurred. Nevertheless, because the proposed private placement is a condition to the closing of the proposed debt conversion in Proposal 3, which will result in a change of control, we believe the securities issued in connection with the private placement will likely be deemed to result in a change of control of the company, we are therefore seeking stockholder approval to ensure compliance with the Change of Control Rule.

We are therefore now asking that the stockholders approve the issuance by us of greater than 20% of our common stock outstanding as of the date of such issuance, in connection with the private placement.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of the securities in connection with the private placement must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize such issuance.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4 TO APPROVE THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PRIVATE PLACEMENT OF UP TO $7.0 MILLION OF OUR SECURITIES AND UPON EXERCISE OF ANY WARRANTS ISSUED IN CONNECTION WITH THE PRIVATE PLACEMENT.

                                   PROPOSAL 5

                             FEBRUARY 2001 FINANCING

Background

We are seeking your approval of the potential issuance of greater than 20% of our common stock outstanding as of February 1, 2001, in connection with our directed public offering which occurred on February 1, 2001 (the "February 2001 Financing") in anticipation that the warrant exercise price of the warrants issued in the February 2001 Financing will be reduced below the market value of our common stock as of February 1, 2001.

On February 1, 2001, we entered into a Common Stock Purchase Agreement for the sale of 6,444,000 shares of our common stock to certain purchasers (the "Stock Purchase Agreement"). In connection with the Stock Purchase Agreement, we also entered into a Warrant Agreement dated February 1, 2001, with certain warrant holders (the "Warrant Agreement") for the sale of warrants to purchase up to 1,288,000 shares of our common stock at an exercise price of $6.56 per share. The terms of the warrants are set forth in the Warrant Agreement attached as Appendix A hereto. In addition, a third party acting as placement agent received warrants to purchase 200,000 shares of our common stock at an exercise price of $4.375 per share on similar terms and conditions.

Stockholder approval was not required for the closing of the February 2001 Financing, however, as further explained below under "Necessity for Stockholder Approval," if the exercise price of the warrants issued should ever be reduced, by virtue of future dilutive issuances or otherwise, below the market value of our common stock on February 1, 2001, the number of shares of our common stock issued at below market value in the February Financing would exceed 20% of our common stock outstanding as of February 1, 2001 and stockholder approval would be required for such issuance under the marketplace rules of the National Association of Securities Dealers, Inc. ("NASD"). If we do not obtain the requisite stockholder approval, the exercise price of the warrants will not be able to be reduced below the market value of our common stock as determined on February 1, 2001. As a result, if we reduced the exercise price of the warrants or entered into a dilutive issuance that required us to reduce the exercise price of the warrants below market value of our common stock as determined on February 1, 2001, we would be in breach of the Warrant Agreement.

Description of the Warrants

Pursuant to the Warrant Agreement, the warrants entitle the holders thereof to purchase for cash, at an exercise price of $6.56 per share, an aggregate of 1,288,000 shares of our common stock. The warrants are exercisable by the holders at any time following their issuance and will expire on February 1, 2004. In the event the last reported sale price of our common stock is greater than 175% of the exercise price of the warrants for 20 consecutive trading days and the registration statement pursuant to which the warrants were issued is still in effect, we may redeem the unexercised warrants for $.10 per warrant upon ten trading days notice.

The warrants are generally exercisable by the holder, in whole or in part, by surrender to us of the warrants, together with a completed exercise agreement, and payment by the holder of the aggregate exercise price. Subject to certain exceptions, the exercise price payable and number of shares purchasable upon exercise of a warrant will be adjusted to prevent the dilution of the holder's beneficial interest in our common stock in the event we:

     . pay a dividend or make a distribution on our common stock in shares of our common stock;

     . subdivide our outstanding shares of common stock into a greater number of shares;

     . combine our outstanding shares of common stock into a smaller number of shares;

     . make a distribution on our common stock in shares of our capital stock other than common stock; or

     . issue by reclassification of our common stock any shares of our capital stock.

Additionally, the exercise price of the warrants shall be adjusted if we issue additional securities below the market price of the common stock as determined on February 1, 2001.

In addition, in the event we consolidate or merge with or into, or transfer, license or lease all or substantially all of our assets to, any person, upon consummation of such transaction the warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the warrant immediately before the effective date of the transaction

The warrants may only be transferred to affiliated companies, or in the case of purchasers who are individuals, to members of their immediate family.

Except as described above, a holder of a warrant will not have any of the rights of a holder of common stock before the common stock is purchased upon exercise of the warrant. Therefore, before a warrant is exercised, the holder of the warrant will not be entitled to receive any dividend payments or exercise any voting or other rights associated with the shares of our common stock which may be purchased when the warrant is exercised.

Necessity for Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock equal to 20% or more of the common stock outstanding, or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock (the "20% Rule").

The exercise price for the warrants is currently $6.56, which was more than the market value of our common stock at the time of issuance of such warrants. However, the exercise price of the warrants may be reduced if, after February 1, 2001, we issue shares of our common stock at less than market value of our common stock. If the exercise price of the warrants is reduced in accordance with this provision, the new exercise price may be reduced to an amount below the market value of our common stock on the date of the issuance of the warrants.

When taken together, the number of shares of our common stock issued in the February 2001 Financing and the number of shares of common stock that may be issued upon the exercise of the warrants issued in the February 2001 Financing, in the event of a reduction in the exercise price of the warrants as a result of a dilutive issuance or otherwise, is equal to more than 20% of the voting power outstanding before such issuance. The common stock issued pursuant to the Stock Purchase Agreement was issued below the market value of our common stock. If the exercise price for the warrants is reduced to an amount below $4.69 (the market price of our common stock on January 31, 2001, the day immediately preceding the issuance), the issuance of our common stock upon exercise of the warrants would require approval under the 20% Rule.

We are therefore now asking that the stockholders approve the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February 2001 Financing.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February 2001 Financing, must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Broker non-votes and other abstentions will not be considered in determining the outcome.

Recommendation

The Board of Directors believes that it is in the best interests of the Company to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February 2001 Financing,

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5 TO APPROVE THE ISSUANCE OF GREATER THAN 20% OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 1, 2001 IN CONNECTION WITH THE FEBRUARY 2001 FINANCING.

                                   PROPOSAL 6

                               SERIES J FINANCING

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of December 7, 2001, upon the conversion of the series J-1 convertible preferred stock and upon exercise of the series A warrants and series B warrants.

On December 6, 2001, we entered into the Series J Purchase Agreement for the sale of up to $9,300,000 of our series J convertible preferred stock, consisting of series J-1 convertible preferred stock, $.001 par value per share (the "series J-1 preferred stock"), series J-2 convertible preferred stock, $.001 par value per share (the "series J-2 preferred stock"), series J-3 convertible preferred stock, $.001 par value per share (the "series J-3 preferred stock,"), series A warrants and series B warrants (the "Series J Warrants") to the series J purchasers listed in the Series J Purchase Agreement (the "Series J Purchasers"). The terms of this financing (the "Series J Financing"), including the terms of the series J preferred stock and the Series J Warrants are set forth in the Series J Purchase Agreement attached as Appendix B hereto, the form of certificate of designation of the relative rights and preferences of the Series J Convertible Preferred Stock attached as Appendix C hereto (the "certificate of designation"), the form of series A warrant attached as Appendix D hereto, and the form of series B warrant attached as Appendix E hereto. These agreements and documents are referred to collectively as the "Series J Transaction Documents."

The series J preferred stock and the Series J Warrants were expected to be sold in three separate closings. On December 7, 2001, we issued to the Series J Purchasers 360 shares of series J-1 preferred stock, series A warrants to purchase up to 5,701,799 shares of common stock at an exercise price of $.30 per share, and series B warrants to purchase up to 4,509,902 shares of common stock at an exercise price of $.30 per share, for an aggregate purchase price of $3,600,000 (the "Initial Series J Closing"). The second closing, consisting of the issuance of 260 shares of series J-2 preferred stock for an aggregate purchase price of $2,600,000, and the third closing, consisting of the issuance of 310 shares of series J-3 preferred stock, for an aggregate purchase price of $3,100,000, were expected to take place no later than March 15, 2002 and June 15, 2002, respectively. In lieu of further closings, and with the approval of our lenders under our senior secured credit facility, we received gross proceeds of $2.0 million from the sale of a promissory note to an existing Series J Purchaser pursuant to a subordinated, convertible note. The conversion of this note into equity in our Company is a condition precedent to the closing of the transaction discussed in Proposal 3.

As further explained below, stockholder approval was not required for the Initial Series J Closing. Stockholder approval is, however, required for the conversion of the series J-1 preferred stock and the exercise of the Series J Warrants into a number of shares of our common stock greater than 20% of our common stock outstanding as of December 7, 2001. If we do not obtain the requisite stockholder approval, the Purchasers may not exercise any of the Series J Warrants or convert their series J-1 preferred stock into an amount greater than 19.99% of our outstanding common stock that was outstanding as of December 7, 2001.

Description of the Series J-1 Preferred Stock

OVERVIEW. The series J-1 preferred stock is convertible into common stock at a rate that fluctuates with, and that is at a discount to, the market price of our common stock. The terms of the series J-1 preferred stock do not provide for the payment of dividends to the holders thereof. We may redeem any outstanding series J-1 preferred stock in exchange for 150% of the purchase price. In addition, if we consummate a major transaction, such as a merger or sale of substantially all of our assets, we must redeem any outstanding series J-1 preferred stock in exchange for 100% of the purchase price, and if certain other events occur, such as the suspension from listing of our common stock on a national stock exchange or national market, our inability to comply with proper requests for conversion of the series J-1 preferred stock into our common stock, or a breach of the Purchase Agreement or certificate of designation of the series J-1 preferred, we must redeem any outstanding series J-1 preferred stock in exchange for 150% of the purchase price. In the event of a liquidation, dissolution or winding up, the series J-1 preferred stock ranks senior to all of our outstanding equity securities, except the series J-1 preferred stock ranks on a parity with our series H preferred stock. Subject to certain protective provisions contained in the series J-1 preferred stock certificate of designation, the series J-1 preferred stock does not provide voting rights. The holders of the series J-1 preferred stock are entitled to a right of first offer on any new securities, subject to certain exceptions, sold by us as part of a financing during the 18 months following the Initial Series J Closing.

CONVERSION. All holders of series J-1 preferred stock have the option to convert their shares into shares of common stock at any time. Subject to certain adjustments, the series J-1 preferred stock will convert into shares of common stock at a conversion price equal to 90% of the average of the five lowest volume weighted average prices for our common stock during the 15 trading days immediately prior to the date of conversion, provided that such average price shall not be less than $.20 (a conversion price equal to $.18) nor greater than $0.50 (a conversion price equal to $.45) for shares issued at the Initial Series J Closing. The conversion price may be adjusted in the event that we take certain corporate actions.

A holder of series J-1 preferred stock and Series J Warrants to purchase shares of our common stock may not utilize its conversion or exercise rights to the extent that after such conversion or exercise, such holder, together with its affiliates, would beneficially own over 4.999% and 9.999% of our outstanding common stock. This restriction may be waived by each holder on not less than 61 days notice to us. Further , the 4.999% and 9.999% limitation does not prevent a holder from acquiring and selling in excess of 4.999% and 9.999% of our common stock through a series of conversions and sales of series J-1 preferred stock and exercise of Series J Warrants. Since the number of shares of common stock issuable upon conversion of the series J-1 preferred stock will change based upon fluctuations of the market price of our common stock before a conversion, other than a conversion based on the minimum or maximum average price, the actual number of shares of common stock that will be issued under the series J-1 preferred stock and Series J Warrants, and, consequently, the number of shares of common stock that will be beneficially owned by such holder may not be determined at any given time until a conversion occurs.

In addition, under NASD Marketplace Rule 4350(i)(1)(D)(ii), we cannot issue shares at below market prices in an amount equal to 20% or more of the number of outstanding shares of our common stock on the date of such issuance. Under the Series J Transaction Documents, the Series J Purchasers may not convert their shares of series J-1 preferred stock into more than 19.99% of our currently outstanding common stock unless we receive shareholder approval to exceed such limit, as sought herein.

DIVIDENDS. The terms of the series J-1 preferred stock do not provide for payments of dividends to the holders thereof.

REDEMPTION. We may, in our discretion, redeem any outstanding series J-1 preferred stock in exchange for the payment of 150% of the purchase price of such shares. In addition, at the request of the holders thereof, we are obligated to redeem any outstanding series J-1 preferred stock in exchange for 100% of the purchase price, if we:

   .  consolidate, merge or enter into any other business combination;

   .  sell all or substantially all of our assets; or

   . consummate a purchase, tender or exchange offer to holders of more than 30% of our outstanding shares of common stock prior to June 7, 2003.

   Furthermore, at the request of the holders thereof, we must redeem any outstanding shares of series J-1 preferred stock in exchange for 150% of the purchase price, if our stock is no longer listed on a national securities market, national securities exchange or the OTC Bulletin Board, and:

   .  we are unable or intend not to honor a valid conversion request;

   .  we fail to comply with a valid conversion request; or

   . we breach certain terms of our agreement with the purchasers of the series J-1 preferred stock.

LIQUIDATION PREFERENCE. In liquidation, the holders of series J-1 preferred stock would be entitled to receive $10,000 per share for each share of series J-1 preferred stock that they hold prior to the distribution of any cash or assets to the holders of our common stock or any other equity or equity equivalent securities, other than the series H preferred stock which will be distributed on parity with the series J-1 preferred stock.

VOTING RIGHTS. Subject to certain protective provisions contained in the series J-1 preferred stock certificate of designation, the terms of the series J-1 preferred stock do not provide the holders thereof with voting rights.

NEW FINANCINGS. We are required to give the holders of series J-1 preferred stock first offer rights on future financings which occur prior to June 7, 2003.

Description of the Series J Warrants

We issued to the Series J Purchasers of the series J-1 preferred stock Series J Warrants to purchase, in the aggregate, up to 10,211,701 shares of our common stock. Both series of warrants have a term of 5 years and an exercise price of $.30 per share. Both of the series A and B Warrants may not be exercised by the purchasers until such time as we receive stockholder approval, as sought herein, for the issuance of such warrants, and the series B Warrants, consisting of the right to purchase 4,509,902 shares of our common stock, vest only as to (i) 40% if we choose not to consummate the two additional closings, (ii) 80% if we choose not to consummate the third closing and (iii) 100% if we consummate both closings. Additionally, the exercise price and the number of shares of common stock issuable upon exercise of the Series J Warrants may be adjusted in the event that we undertake certain corporate transactions. Although the second closing and third closing were not consummated, the vesting of the series B Warrants occurred pursuant to a note issued to a holder of the Series J Warrants and the series B warrants consist of the right to purchase 4,509,902 shares of our common stock.

Necessity of Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule").

In order to enable the Series J Purchasers to fully convert their series J-1 preferred stock and to satisfy our obligations under the Series J Purchase Agreement and the Series J-1 Financing, we must comply with the stockholder approval requirement of the 20% Rule. The common stock issuable upon conversion of our series J-1 preferred stock will be issued at a price to be determined in the future. Upon conversion of each share of series J-1 preferred stock, we will issue that number of shares of common stock equal to $10,000, the original purchase price of each share of series J preferred stock, divided by 90% of the lesser of the average of the five lowest volume weighted average prices for our common stock during the 15 trading days prior to conversion, or $.50 (the "Conversion Rate"). The Conversion Rate for the series J-1 preferred stock will not, however, be less than $.18 (the "Series J-1 Floor"). If, however, we issue common stock to a third party at a price less than the Series J-1 Floor in the future, the Series J-1 Floor will be reduced to a price equal to the consideration per share paid for such shares.

Assuming a Conversion Rate of $.18 for the series J-1 preferred stock, 20,000,000 shares of common stock may be issued upon conversion of the series J-1 preferred stock, which represented approximately 32.7% of our outstanding common stock on the date of issuance (based on 61,112,535 shares outstanding as of December 7, 2001). Stockholder approval is not required for the issuance of common stock upon conversion of the series J-1 preferred stock because the shares issuable upon conversion of the series J-1 preferred stock pursuant to its terms is limited to 19.99% of our outstanding common stock as of the date of issuance of such series J-1 preferred stock, unless and until shareholder approval is received to exceed such 20% conversion limitation.

In addition, the exercise price for each of the series A and B warrants is $.30, which was less than the market value of our common stock at the time of issuance at the Initial Series J Closing. The exercise price of the Series J Warrants may also be reduced if, after September 7, 2002, we issue shares of our common stock at a price below $.30, or if at any time, we issue shares of our common stock at less than the then current market value of our common stock. If we obtain the requisite stockholder approval pursuant to this Proxy Statement, the series A warrants and the series B warrants will be immediately exercisable. If the Purchasers exercise all of their Series J Warrants, we will have issued up to 10,211,701 shares of our common stock at a discount to the market price for such stock at the date of issuance. When taken together with the issuance of the common stock upon conversion of the series J-1 preferred stock, the issuance of our common stock upon the exercise of the Series J Warrants requires stockholder approval under the 20% Rule.

In accordance with the 20% Rule, stockholder approval authorizing the issuance of more than 19.99% of our common stock outstanding on the closing date of the Initial Series J Closing in connection with the Series J-1 Financing is required.

We are therefore now asking that the stockholders approve the issuance by the Company of greater than 20% of our common stock outstanding as of December 7, 2001, upon the conversion of the series J-1 preferred stock and the issuance of common stock upon exercise of the Series J Warrants.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of the securities in connection with the Series J Financing must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Annual Meeting. As of August 8, 2002, holders of the series J-1 preferred stock have converted 57 shares of series J-1 preferred stock into 2,639,791 shares of common stock. Pursuant to certain Nasdaq rules and regulations, the shares of common stock received upon conversion of series J-1 preferred stock are not eligible to vote on this proposal. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize such issuance, as it enables the Series J Purchasers to be able to fully convert their series J-1 preferred stock and the Company to satisfy its obligations under the Series J Purchase Agreement and the Series J-1 Financing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 6 TO

APPROVE THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE SERIES J-1 PREFERRED STOCK AND EXERCISE OF THE SERIES J WARRANTS.

                                   PROPOSAL 7

              ADJUSTMENT OF EXERCISE PRICES OF OUTSTANDING WARRANTS

Background

We are seeking your approval of a proposal to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing, which is anticipated to occur immediately following completion of the Annual Meeting.

We currently have warrants to purchase 22,896,584 shares of our common stock outstanding. Each of these warrants is currently exercisable. The exercise prices of these warrants ranges from $0.01 to $6.56 and the warrants are exercisable no later than December 7, 2006. Although the exercise prices of the warrants may be adjusted, the aggregate number of shares of common stock which could be issued upon exercise will remain unchanged.

The repricing in this Proposal 7 is a condition to the proposed debt conversion described in Proposal 3. The intent of repricing the warrants is to induce the holders of our warrants to exercise them during a 20 business day period, thereby eliminating the overhang caused by the prospective dilution under the warrants, which the we believe is negatively affecting the market valuation of our common stock. The increase in the number of common shares outstanding as a result of the exercise of the Company's outstanding warrants will also serve to increase the Company's market capitalization, as measured for continued listing on the Nasdaq SmallCap Market under NASD Marketplace Rule 4450(b)(1).

If shareholder approval for the repricing of the warrants is received, we anticipate commencing the repricing immediately subsequent to the Annual Meeting, subject to the authorization of the Board of Directors, in accordance with the tender offer rules of the Securities Exchange Act of 1934, and make any and all public filings pursuant to state and federal securities laws. If a warrant holder determines not to exercise its warrants prior to the expiration of the 20 business day period following the commencement of the repricing, then such warrant holder's warrant will remain at its original exercise price in accordance with the terms of such warrant.

Should the Board of Directors determine to undertake the repricing of the warrants, stockholders should be aware that certain of the Company's directors, officers and affiliates beneficially own, either directly or indirectly, warrants that will be included in such repricing:

o Timothy P. Bradley, one of our directors, beneficially owns through Signal Equity Partners, L.P. and Signal Equity Management, Corp., warrants to purchase in the aggregate 3,015,873 shares of our common stock, at exercise prices ranging from $0.55 to $6.56, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

o Roy D. Farmer, III, one of our directors, beneficially owns warrants to purchase 200,000 shares of our common stock, at exercise prices ranging from $0.67 to $1.50, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

o Michael S. Liss, our President, Chief Executive Officer and a director, beneficially owns directly and through Concordia Telecom Management, LLC, warrants to purchase in the aggregate 1,205,001 shares of our common stock, at exercise prices ranging from $0.50 to $1.50, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

o Richard E. Sayers, one of our directors, beneficially owns directly and through Taurus Telecommunications Inc., warrants to purchase in the aggregate 97,475 shares of our common stock, at exercise prices ranging from $0.55 to $0.67, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

Proposal

Our stockholders are being asked to approve the adjustment of the exercise prices of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing. If the repricing is undertaken, we may issue up to an aggregate of 22,896,584 shares of our common stock upon the exercise of all of our outstanding warrants for $.001 per share.

Stockholder Approval

Although shareholder approval is not required for this repricing, the Board of Directors believes shareholder ratification of the repricing of all of the Company's outstanding warrants is in the best interests of the Company. Should the shareholders not approve the repricing as described under this Proposal 7, we will not undertake such repricing and we may not be able to undertake the proposed debt conversion described in Proposal 3.

Required Vote

To be approved by the stockholders, the proposal to approve the adjustment of the exercise prices of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing, must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

Our board of directors believes that it is in the best interests of the Company to effect the repricing of the warrants in order to induce the holders of our warrants to exercise them during a 20 business day period, thereby eliminating the overhang caused by the prospective dilution under the warrants, and to increase the Company's market capitalization, as measured for continued listing on the Nasdaq SmallCap Market under NASD Marketplace Rule 4450(b)(1).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 7 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO ADJUST THE EXERCISE PRICE OF OUR OUTSTANDING WARRANTS TO $.001 PER SHARE, IF SUCH WARRANTS ARE EXERCISED DURING THE 20 BUSINESS DAY PERIOD FOLLOWING THE DATE OF THE COMMENCEMENT OF THE REPRICING.



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

                                   PROPOSAL 8

                          1-FOR-20 REVERSE STOCK SPLIT

General

We are seeking your approval of two different possible reverse stock split proposals at the ratios of 1-for-20 and 1-for-30. The Board of Directors has adopted a resolution, (i) declaring the advisability of either a 1-for-20 reverse stock split (the "1-for-20 Reverse Split") or a 1-for-30 reverse stock split (the "1-for-30 Reverse Split, and together with the 1-for-20, each a "Reverse Split" and together the "Reverse Splits"), subject to stockholder approval, (ii) approving a corresponding amendment of our certificate of incorporation to effect a Reverse Split (the "1-for-20 Reverse Split Amendment" or "1-for-30 Reverse Split Amendment," as appropriate, and together the "Reverse Split Amendments"), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect one of the Reverse Splits, without further approval or authorization of our stockholders, at any time prior to the next annual meeting of our stockholders. The Board of Directors may subsequently effect, in its sole discretion, one (but not more than one) of the Reverse Splits as may be approved by the stockholders.

If approved by the stockholders of the Company, only one of the two proposed Reverse Splits would become effective on any date selected by the Board of Directors on or prior to June 30, 2003. At the time that one of the Reverse Split Amendments is effective, the other Reverse Split Amendment approved by the stockholders would not be implemented and deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forego or postpone filing of the Reverse Split Amendments if such action is determined not to be in the best interests of the Company and its stockholders. If neither of the Reverse Splits adopted by the stockholders is subsequently implemented by the Board of Directors and effected by June 30, 2003, all such Reverse Splits will be deemed abandoned, without any further effect. In such case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

In the event the Board of Directors implements one of the Reverse Splits, it intends to file a Reverse Split Amendment for a ratio that will most closely approximate a fair market value in excess of $2.00 per share of our common stock, based on the closing bid price for our common stock on the Nasdaq Stock Market.

Proposal

In Proposal 8, our stockholders are being asked to authorize the Board of Directors, in its discretion, to effect the 1-for-20 Reverse Split, including the filing of the 1-for-20 Reverse Split Amendment, without further approval or authorization of our stockholders, at any time prior to the next meeting of our stockholders.

The 1-for-20 Reverse Split Amendment, would amend Article Four of our certificate of incorporation by inserting the following language:

         The Corporation hereby declares that each twenty (20) shares of the outstanding shares of the Corporation's Common Stock as of the date of filing of this Certificate of Amendment to the Certificate of Incorporation, be converted and reconstituted into one share of Common Stock (the "Reverse Split"). No fractional shares shall be issued upon such conversion and reconstitution. Instead, the Corporation will pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Corporation's Common Stock on the Nasdaq SmallCap Market during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Split, which amount is hereby determined to equal the fair market value of the Corporation's Common Stock upon the effective time of the Reverse Split.

Reasons for the Reverse Split

The reason for the Reverse Split is to maintain our listing on the Nasdaq SmallCap Market ("SmallCap Market") and to increase investor interest on our company. Our common stock was listed on the Nasdaq National Market from March 2000 until May 23, 2002, at which point our stock became listed on the SmallCap Market. Nasdaq Marketplace Rule 4450(a)(5) requires that as a condition to the continued listing of a company's securities on the SmallCap Market, the company must satisfy certain requirements, including maintaining a minimum bid price equal to or greater than $1.00 per share. A company's failure to meet Nasdaq's minimum bid price for 30 consecutive business days normally results in delisting proceedings, unless the company can demonstrate compliance with those requirements for ten consecutive days during a 90-day grace period that immediately follows the initial 30-day period of non-compliance. On February 12, 2002, however, Nasdaq announced a pilot program that extends the minimum bid price grace period to 180 days. The pilot program is scheduled to terminate on December 31, 2003. If a company still fails to satisfy the minimum bid price requirement by the conclusion of the 180-day grace period, a company listed on the SmallCap Market that demonstrates compliance with the core initial listing standards of the SmallCap Market, either net income of $750,000, stockholders' equity of $5 million or a market capitalization of $50 million, may be afforded an additional 180-day grace period within which to regain compliance. Because our common stock has not had a minimum closing price of $1.00 since we began trading on the SmallCap Market, our initial 180-day grace period started to run on May 24, 2002.

Our Board of Directors believes that a delisting could adversely affect our ability to attract the interest of investors and to maximize shareholder value. In addition, the Board of Directors believes that the delisting may result in decreased liquidity for the holders of outstanding shares of common stock. We believe that, if the Reverse Split is approved, there is a greater likelihood that the minimum bid price of the common stock will be increased to and maintained at a level over $1.00 per share.

An increase in the per share price of our common stock, which we expect as a result of the Reverse Split, may heighten the interest of the financial community in our Company and broaden the pool of investors that may consider investing in our company, potentially increasing the trading volume and liquidity of our common stock. As a matter of policy, many institutional investors are prohibited from purchasing stocks below minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the price per share of our common stock increases as a result of the Reverse Split, some of these concerns may be ameliorated. However, many investors will not invest in securities that have a trading price below $5.00 per share, and there can be no assurance that the Reverse Split will increase the price above that level.

The reduction in the number of outstanding shares of common stock caused by the Reverse Split is anticipated initially to increase the market price of the common stock. However, because some investors may view the Reverse Split negatively, there can be no assurance that the market price of the common stock after the proposed Reverse Split will adjust to reflect the conversion ratio (e.g. if the market price is $.15 before the Reverse Split and the ratio is one new share for every twenty shares outstanding there can be no assurance that the market price immediately after the Reverse Split will be $3.00 (20 x $.15)), or that any price gain will be sustained in the future.

In addition, if we do not satisfy the core initial listing standards of the SmallCap Market, of which the most applicable to us is maintenance of stockholders' equity of at least $5 million, our common stock could still be delisted. As of June 30, 2002, we had stockholder' equity of approximately $[____] million

If our common stock were delisted from Nasdaq, this could adversely affect the liquidity of our common stock and our ability to raise capital. In the event of delisting, the common stock would probably be traded in the over-the-counter market maintained by the NASD Electronic Bulletin Board and the spread between the bid price and ask price of the shares of common stock is likely to be greater than at present. Stockholders may also experience a greater degree of difficulty in obtaining accurate, timely information concerning pricing and trading volume and in executing trades of our common stock. In addition, if the common stock were to be delisted from trading on Nasdaq and the trading price of the common stock were to remain below $5.00 per share, trading in the common stock would be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from executing transactions in the common stock, which could limit the market liquidity of the common stock and the ability of investors to trade our common stock. There is no guarantee that the Reverse Split will result in compliance with the Nasdaq minimum bid price requirement or that we will continue to meet all of the other requirements for continued listing. Consequently, our securities may be delisted even after the Reverse Split.

Principal Effects of the 1-for-20 Proposed Reverse Split

If the proposed 1-for-20 Reverse Split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed 1-for-20 Reverse Split, each outstanding share of our common stock as of the record date of the 1-for-20 Reverse Split will immediately and automatically be changed, as of the effective date of the 1-for-20 Reverse Split Amendment, into one twentieth of a share of common stock. In addition, the number of shares of our common stock subject to outstanding options and warrants issued by us, and the number of shares reserved for future issuances upon conversion of our preferred stock and under our stock plans, will be reduced by a factor of twenty. No fractional shares of our common stock will be issued in connection with the proposed 1-for-20 Reverse Split. Holders of our common stock who would otherwise receive a fractional share of common stock pursuant to the 1-for-20 Reverse Split will receive cash in lieu of the fractional share as explained more fully below.

If the 1-for-20 Reverse Split is approved at the Annual Meeting and the Board of Directors, in its discretion, decides to effect such 1-for-20 Reverse Split, the Board of Directors will fix a record date for determination of shares subject to the 1-for-20 Reverse Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the 1-for-20 Reverse Split. As of August 8, 2002, the record date for the Annual Meeting, there were 64,331,722 shares of our common stock issued and outstanding, 37,397,174 shares of our common stock subject to warrants and options granted by us and 24,816,387 shares issuable upon conversion of our outstanding preferred stock. If additional shares of our common stock are issued or redeemed prior to the record date for the 1-for-20 Reverse Split, the actual number of shares issued and outstanding before and after the 1-for-20 Reverse Split will increase or decrease accordingly.

Because the 1-for-20 Reverse Split will apply to all issued and outstanding shares of our common stock and outstanding rights to purchase our common stock or to convert other securities into our common stock, the proposed 1-for-20 Reverse Split will not alter the relative rights and preferences of our existing stockholders. The 1-for-20 Reverse Split Amendment will, however, effectively increase the number of shares of our common stock available for future issuances by the Board of Directors.

If the proposed 1-for-20 Reverse Split is approved at the Annual Meeting and effected by the Board of Directors, some of our stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the 1-for-20 Reverse Split may be required to pay higher transaction costs should they then determine to sell their shares.

Cash Payment in Lieu of Fractional Shares

In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the Reverse Split, we will pay cash equal to such fraction multiplied by the average of the high and low trading prices of our common stock on Nasdaq during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Split, which amount is hereby determined to equal the fair market value of our common stock at the effective time of the Reverse Split. In the event that a stockholder owns less than twenty shares of our common stock upon the effective time of the Reverse Split, such stockholder will only be entitled to a cash payment.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of any of the Reverse Splits is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of any of the Reverse Splits. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of any of the Reverse Splits may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of any of the Reverse Splits will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that because each Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, each Reverse Split will likely have the following federal income tax effects.

Our stockholders who receive solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock.

Our stockholders who receive cash in lieu of a fractional share as a result of any of the Reverse Splits will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in
Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

The Company will not recognize any gain or loss as a result of any of the Reverse Splits.

Board Discretion to Implement the 1-for-20 Reverse Split

If the proposed 1-for-20 Reverse Split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the 1-for-20 Reverse Split and file the 1-for-20 Reverse Split Amendment with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the our common stock and the likely effect of business developments on the market price for our common stock.

THE BOARD OF DIRECTORS HAS NOT YET MADE A DETERMINATION TO PROCEED WITH ANY REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK. NOTWITHSTANDING APPROVAL OF THE 1-FOR-20 REVERSE SPLIT AT THE ANNUAL MEETING, THE BOARD OF DIRECTORS MAY, IN ITS SOLE DISCRETION, DETERMINE NOT TO IMPLEMENT SUCH 1-FOR-20 REVERSE SPLIT.

Required Vote

To be approved by the stockholders, the proposal to implement the 1-for-20 Reverse Split must receive the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to amend the certificate of incorporation to effect a 1-for-20 Reverse Split of our common stock at any time prior to June 30, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 8 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-20 REVERSE SPLIT OF THE COMPANY'S COMMON STOCK AT ANY TIME PRIOR TO JUNE 30, 2003.

                                   PROPOSAL 9

                          1-FOR-30 REVERSE STOCK SPLIT

General

We are seeking your approval of two different possible reverse stock split proposals at the ratios of 1-for-20 and 1-for-30. The Board of Directors has adopted a resolution, (i) declaring the advisability of one of the Reverse Splits, subject to stockholder approval, (ii) approving a corresponding the Reverse Split Amendment, to amend our certificate of incorporation to effect one of the Reverse Splits, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect one of the Reverse Splits, without further approval or authorization of our stockholders, at any time prior to June 30, 2003. The Board of Directors may subsequently effect, in its sole discretion, one (but not more than one) of the Reverse Splits approved by the stockholders.

If approved by the stockholders of the Company, only one of the two proposed Reverse Splits would become effective on any date selected by the Board of Directors on or prior to June 30, 2003. At the time that one of the Reverse Split Amendments is effective, the other Reverse Split Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forego or postpone filing of the Reverse Split Amendments if such action is determined not to be in the best interests of the Company and its stockholders. If neither of the Reverse Splits adopted by the stockholders is subsequently implemented by the Board of Directors and effected by June 30, 2003, all such Reverse Splits will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

In the event the Board of Directors implements one of the Reverse Splits, it intends to file a Reverse Split Amendment for a ratio that will most closely approximate a fair market value in excess of $2.00 per share of our common stock, based on the closing bid price for our common stock on the Nasdaq Stock Market.

Proposal

In Proposal 9, our stockholders are being asked to authorize the Board of Directors, in its discretion, to effect the 1-for-30 Reverse Split, including the filing of the 1-for-30 Reverse Split Amendment, without further approval or authorization of our stockholders, at any time prior to the next meeting of stockholders.

The 1-for-30 Reverse Split Amendment, would amend Article Four of our certificate of incorporation by inserting the following language:

         The Corporation hereby declares that each thirty (30) shares of the outstanding shares of the Corporation's Common Stock as of the date of filing of this Certificate of Amendment to the Certificate of Incorporation, be converted and reconstituted into one share of Common Stock. No fractional shares shall be issued upon such conversion and reconstitution. Instead, the Corporation will pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Corporation's Common Stock on the Nasdaq SmallCap Market during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Split, which amount is hereby determined to equal the fair market value of the Corporation's Common Stock upon the effective time of the Reverse Split.

Reasons for the Reverse Split

For a discussion of the reasons underlying our decision to seek approval for the 1-for-30 Reverse Split, see the caption entitled "Reasons for the Reverse Split" in Proposal 8. In addition, it should be noted that for purposes of Proposal 9, in the event that a stockholder owns less than thirty shares of our common stock upon the effective time of the Reverse Split, such stockholder will only be entitled to a cash payment.

Principal Effects of the 1-for-30  Reverse Split

If the proposed 1-for-30 Reverse Split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed 1-for-30 Reverse Split, each outstanding share of our common stock as of the record date of the 1-for-30 Reverse Split will immediately and automatically be changed, as of the effective date of the 1-for-30 Reverse Split Amendment, into one thirtieth of a share of common stock. In addition, the number of shares of our common stock subject to outstanding options and warrants issued by us, and the number of shares reserved for future issuances under our stock plans, will be reduced by a factor of thirty. No fractional shares of our common stock will be issued in connection with the proposed 1-for-30 Reverse Split. Holders of our common stock who would otherwise receive a fractional share of common stock pursuant to the 1-for-30 Reverse Split will receive cash in lieu of the fractional share as explained more fully below.

If the 1-for-30 Reverse Split is approved at the Annual Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the 1-for-30 Reverse Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the 1-for-30 Reverse Split. As of August 8, 2002, the record date for the Annual Meeting, there were 64,331,722 shares of our common stock issued and outstanding, 37,397,174 shares of our common stock subject to warrants and options granted by us and 24,816,387 shares issuable upon conversion of our outstanding preferred stock securities. If additional shares of our common stock are issued or redeemed prior to the record date for the 1-for-30 Reverse Split, the actual number of shares issued and outstanding before and after the 1-for-30 Reverse Split will increase or decrease accordingly.

Because the 1-for-30 Reverse Split will apply to all issued and outstanding shares of our common stock and outstanding rights to purchase our common stock or to convert other securities into our common stock, the proposed 1-for-30 Reverse Split will not alter the relative rights and preferences of existing stockholders. The 1-for-30 Reverse Split Amendment will, however, effectively increase the number of shares of our common stock available for future issuances by the Board of Directors.

If the proposed 1-for-30 Reverse Split is approved at the Annual Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the 1-for-30 Reverse Split may be required to pay higher transaction costs should they then determine to sell their shares in the Company.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the 1-for-30 Reverse Split, see the caption entitled "Cash Payment in Lieu of Fractional Shares" in Proposal 8. In addition, it should be noted that for purposes of Proposal 9, in the event that a stockholder owns less than thirty shares of our common stock upon the effective time of the Reverse Split, such stockholder will only be entitled to a cash payment.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the 1-for-30 Reverse Split, see the caption entitled "Federal Income Tax Consequences" in Proposal 8.

Board Discretion to Implement the 1-for-30  Reverse Split

If the proposed 1-for-30 Reverse Split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the 1-for-30 Reverse Split and file the 1-for-30 Reverse Split Amendment with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the likely effect of business developments on the market price for our common stock.

THE BOARD OF DIRECTORS HAS NOT YET MADE A DETERMINATION TO PROCEED WITH ANY REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK. NOTWITHSTANDING APPROVAL OF THE 1-FOR-30 REVERSE SPLIT AT THE ANNUAL MEETING, THE BOARD OF DIRECTORS MAY, IN ITS SOLE DISCRETION, DETERMINE NOT TO IMPLEMENT SUCH 1-FOR-30 REVERSE SPLIT.

Required Vote

To be approved by the stockholders, the proposal to implement the 1-for-30 Reverse Split must receive the affirmative votes of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to amend the certificate of incorporation to effect a 1-for-30 Reverse Split of our common stock at any time prior to June 30, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 9 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-30 REVERSE SPLIT OF THE COMPANY'S COMMON STOCK AT ANY TIME PRIOR TO JUNE 30, 2003.

                                   PROPOSAL 10

                       INCREASE OF AUTHORIZED COMMON STOCK

Background

We are seeking your approval to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 2,000,000,000, which will result in an increase of the total number of authorized shares of capital stock from 170,000,000 to 2,020,000,000.

Of the 150 million shares of common stock currently authorized, as of August 8, 2002, 64,331,722 shares were issued and outstanding, 24,816,387 shares were reserved for issuance upon conversion of our series H preferred stock and series J-1 preferred stock (assuming each share of outstanding series J-1 preferred stock converts at a conversion price of $.18), 22,896,584 shares were reserved for issuance upon the exercise of outstanding warrants, and 16,660,834 shares were reserved for issuance under our Equity Incentive Plan and other stock options. As a result, only 21,294,473 shares of common stock remain available for future issuance. It is anticipated that pursuant to the proposed conversion of a portion of our senior secured indebtedness and the related equity issuance, as described in Proposal 3 and 4, and transactions conditioned on such issuances including the warrant price reduction and subsequent exercise described in Proposal 7, that we will issue approximately 676,307,917 shares of our common stock. Accordingly, an increase in the number of authorized shares of common stock is necessary in order to insure a sufficient number of shares are available for issuance upon the transactions described in Proposals 3, 4 and 7. Depending on the timing of the transactions, if we effect any of the Reverse Splits (as discussed in Proposals 8 and 9), we may have a sufficient number of shares of common stock available for issuance upon conversion of the issuances discussed above and an amendment to our certificate of incorporation pursuant to this Proposal 10 may be unnecessary. Therefore, an amendment to our certificate of incorporation to authorize 1,850,000,000 additional shares of common stock may not be necessary in the event we effect one of the Reverse Splits, as discussed in Proposals 8 and 9, prior to the transactions discussed in Proposals 3, 4 and 7.

IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL 10, UNLESS WE EFFECT A REVERSE SPLIT WE WILL NOT BE ABLE TO EFFECTUATE THE TRANSACTIONS DISCUSSED IN PROPOSALS 3 AND 4 OR MAINTAIN OUR LISTING ON THE NASDAQ SMALLCAP MARKET.

Proposal

Under the proposed amendment, the first sentence of Article Four of our certificate of incorporation would be amended and restated as follows:

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,020,000,000 shares, of which 2,000,000,000 shall be designated common stock, $.001 par value per share ("Common Stock"), and 20,000,000 shares shall be designated preferred stock, $.001 par value per share ("Preferred Stock").

The proposed amendment does not change the number of authorized shares of preferred stock. Our Board of Directors has recommended that our stockholders approve the amendment to the certificate of incorporation. The proposed amendment would provide a sufficient number of available shares to enable us to close the transactions discussed in Proposals 3 and 4 and would provide the Board of Directors with the ability to issue additional shares of common stock without requiring stockholder approval of such issuances except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded, including the Nasdaq Stock Market. Our Board of Directors does not intend to issue any common stock except on terms that the Board deems to be in the best interest of the Company and our stockholders.

Required Vote

The approval of the amendment to the certificate of incorporation requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders approve the proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL 10 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE

COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 2,000,000,000 AT ANY TIME PRIOR TO JUNE 30, 2003.

                           INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document we have filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement incorporates by reference our Annual Report on Form 10-K, as amended, including financial statements and schedules thereto, as filed with the SEC, for the fiscal year ended December 31, 2001. A copy of our Annual Report on Form 10-K, as amended, is being mailed to stockholders with this proxy statement.

                                APPRAISAL RIGHTS

Under Delaware law, no appraisal rights are available to dissenting stockholders in regard to any of the Proposals.

                                  OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2003, stockholder proposals must be received no later than April __, 2003. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, by June __, 2003, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                           By order of the Board of Directors:

                                           /s/ Michael S. Liss

                                           Michael S. Liss
                                           President and Chief Executive Officer

New York, New York
August __, 2002

                                                                     APPENDIX A

                               WARRANT AGREEMENT
                        dated as of February [  ], 2001
                                by and between
                         FiberNet Telecom Group, Inc.
                                      and
                     The Warrant Holders Described Herein

                               WARRANT AGREEMENT

                            TABLE OF CONTENTS/(1) /

                                                                           Page
                                                                           ----
SECTION 1.  WARRANT CERTIFICATES..........................................   1
SECTION 2.  EXECUTION OF WARRANT CERTIFICATES.............................   1
SECTION 3.  RESTRICTIONS ON TRANSFERABILITY; REGISTRATION OF TRANSFERS AND
              EXCHANGES...................................................   1
SECTION 4.  TERMS OF WARRANTS; EXERCISE OF WARRANTS.......................   3
SECTION 5.  PAYMENT OF TAXES..............................................   4
SECTION 6.  MUTILATED OR MISSING WARRANT CERTIFICATES.....................   4
SECTION 7.  RESERVATION OF WARRANT SHARES.................................   4
SECTION 8.  OBTAINING STOCK EXCHANGE LISTINGS.............................   5
SECTION 9.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
              ISSUABLE....................................................   5
SECTION 10. FRACTIONAL INTERESTS..........................................  11
SECTION 11. COMPANY REDEMPTION............................................  11
SECTION 12. NOTICES TO WARRANT HOLDERS....................................  11
SECTION 13. NOTICES TO COMPANY............................................  12
SECTION 14. SUPPLEMENTS AND AMENDMENTS....................................  13
SECTION 15. SUCCESSORS....................................................  13
SECTION 16. TERMINATION...................................................  13
SECTION 17. GOVERNING LAW.................................................  13
SECTION 18. BENEFITS OF THIS AGREEMENT....................................  13
SECTION 19. HEADINGS; COUNTERPARTS........................................  14

--------
/(1)/ This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

   WARRANT AGREEMENT, dated as of February   , 2001, between FiberNet Telecom
Group Inc., a Delaware corporation (the "Company"), and the holders of Warrants (as defined below) from time to time.

   WHEREAS, the Company proposes to issue 1,288,000 Common Stock Purchase Warrants (equal to 20% of the shares of Common Stock (as defined below) purchased pursuant to the Common Stock and Warrant Purchase Agreement), as hereinafter described (the "Warrants"), which entitle the holders thereof to purchase the common stock, par value $.001 per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with the Common Stock and Warrant Purchase Agreement Agreement, dated as of the date hereof, between the Company and the Purchasers named therein (the "Subscription Agreement");

   NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.  Warrant Certificates.

   The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

SECTION 2.  Execution of Warrant Certificates.

   Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary and shall be dated the date of signature by the Company.

   The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

SECTION 3. Restrictions on Transferability; Registration of Permitted Transfers and Exchanges.

   The Warrant holders agree that they shall not transfer the Warrants to any one other than a member of their Group. For purposes of this Section 3, a "Group" shall mean:

    (i)in the case of any Warrant holder who is an individual, (a) such warrant holder, (b) the spouse, lineal descendants and adopted children of such Warrant holder and (c) any trust for the benefit of any of the foregoing; and

   (ii)in the case of any Warrant Holder that is a corporation, limited liability company or partnership, (a) such corporation, limited liability company or partnership, (b) any corporation or other business organization to which such corporation, limited liability company or partnership shall sell, license or transfer all or substantially all of its assets or with which it shall be merged, (c) with respect to any limited liability company or partnership, any partner (general or limited) or member thereof and (d) any affiliate of such corporation, limited liability company or partnership.

   The Company shall from time to time, subject to the limitations of Section 4, register the permitted transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney.
Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Company.

   The Warrant holders agree that prior to any proposed transfer of the Warrants the Warrant holder will deliver to the Company:

      (1) an agreement by such transferee to the impression of the restrictive legend set forth below on the Warrant; and

      (2) an agreement by such transferee to be bound by the provisions of this Agreement.

   The Warrant holders agree that each Warrant will bear a legend in substantially the following form:

      "THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN

   WARRANT AGREEMENT DATED AS OF FEBRUARY 1, 2001, AS AMENDED FROM TIME TO
   TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING WARRANTS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

   Subject to the terms of this Agreement, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its principal office, which is currently located at the address listed in Section 13 hereof, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Company, and shall surrender, duly endorsed or accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company, the Warrant Certificate or Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Company.

   SECTION 4.  Terms of Warrants; Exercise of Warrants.

   The initial exercise price per share at which Warrant Shares shall be purchasable upon the exercise of Warrants (the "Exercise Price") shall be equal to $6.56 per share. Each Warrant shall be initially exercisable for one share of Common Stock.

   Subject to the terms of this Agreement, each Warrant holder shall have the right, from the date issuance of the Warrants until 5:00 p.m., New York City
time on February   , 2004 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not
exercised prior to 5:00 p.m., New York City time, on February   , 2004 shall
become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time.

   A Warrant may be exercised upon surrender to the Company at its principal office, which is currently located at the address listed in Section 13 hereof, of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a participant in a recognized Signature Guarantee Medallion Program and such other documentation as the Company may reasonably request, and upon payment to the Company for the account of the Company of the Exercise Price which is set forth in the form of Warrant Certificate attached hereto as Exhibit A as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company in New York Clearing House Funds.

   Subject to the provisions of Section 5 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered within three business days to and in such name or names as the Warrant holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 10; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (i) of Section 9 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than three business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 10. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

   The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued. The Company may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption.

   All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Company.

   The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its office.

SECTION 5.  Payment of Taxes.

   The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 6.  Mutilated or Missing Warrant Certificates.

   In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 7.  Reservation of Warrant Shares.

   The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

   The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 10. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 12 hereof.

   Before taking any action which would cause an adjustment pursuant to Section 9 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

   The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

SECTION 8.  Obtaining Stock Exchange Listings.

   The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

SECTION 9.  Adjustment of Exercise Price and Number of Warrant Shares Issuable.

   The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9. With respect to any Warrant, no adjustment to the Exercise Price or to the number of Warrant Shares issuable upon exercise shall be made for any event enumerated in this Section 9 if the date as to which the Company committed to undertake such event was prior to such Warrant's issuance. For purposes of this Section 9, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

      (a)  Adjustment for Change in Capital Stock.

          If the Company:

             (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

             (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

             (3) combines its outstanding shares of Common Stock into a smaller number of shares;

             (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

             (5) issues by reclassification of its Common Stock any shares of its capital stock,

       then the Warrant in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 9.

          Such adjustment shall be made successively whenever any event listed above shall occur.

      (b)  Adjustments for Issuances.

          The Exercise Price shall be subject to adjustment from time to time as follows:

             (1) If the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock (or be deemed to have issued shares of Common Stock as provided herein), other than Excluded Stock, at a price per share less than the current market price per share on such date of issuance, then the applicable Exercise Price, as in effect immediately prior to each such issuance, shall forthwith be lowered to a price equal to the quotient obtained by dividing:

                 (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance, multiplied by the applicable Exercise Price in effect immediately prior to such issuance, and
              (y) the consideration received by the Company upon such issuance;
              by

                 (B) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately after the issuance of such Common Stock.

             (2) For the purposes of any adjustment of the applicable Exercise Price pursuant to clause (1) above, the following provisions shall be applicable:

                 (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                 (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Value Per Share, as defined below, thereof notwithstanding any accounting treatment.

                 (C) In this case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities except for options to acquire Excluded
              Stock:

                    (i) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 9(b)(2)(A) and 9(b)(2)(B) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                    (ii) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 9(b)(2)(A) and 9(b)(2)(B) above);

                    (iii) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to the Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (iv) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to the Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights relaxed to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This subsection (b) does not apply to regular quarterly cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles.

          For purposes of Section 9(b), "Excluded Stock" shall mean (A) shares of Common Stock issuable upon exercise of stock options granted to officers, employees, consultants, vendors or directors of the Corporation or its subsidiaries, (B) shares of Common Stock issued upon conversion of shares of all of the outstanding series of preferred stock as of the date hereof, (C) shares of Common Stock issued upon exercise of any existing warrants, notes or other instruments convertible or exercisable for Common Stock as of the date hereof, (D) shares of Common Stock and warrants, and shares of Common Stock issuable upon exercise of such warrants, as are contemplated by the Subscription Agreement and Prospectus Supplement filed in connection with the issuance of the Warrants and (E) Common Stock or other equity securities issued as part of a strategic arrangement or alliance by the Corporation or its Subsidiaries to building licensors, landlords, carriers, joint venture partners, vendors, lessors or lenders, and securities or instruments issued in connection with acquisitions, as each such transaction is approved by the Board of Directors of the Company, including in the case of (A), (B), (C), (D) and (E), any additional shares of Common Stock as may be issued by virtue of antidilution provisions, if any, applicable to such options, warrants or shares, as the case may be.

      (c)  Current Market Price.

          In subsections (a) and (b) of this Section 9 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 10 consecutive trading days commencing 13 trading days before the date in question. The Company shall be solely responsible for tracking and calculation of the Quoted Price and its average. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it in good faith considers appropriate.

      (d)  When De Minimis Adjustment May Be Deferred.

          No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Section 9 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

      (e)  When No Adjustment Required.

          No adjustment need be made for a transaction referred to in subsections (a) or (b) of this Section 9 if Warrant holders are to participate, without requiring the Warrants to be exercised, in the transaction on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

      (f)  Notice of Adjustment.

          Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

      (g)  Voluntary Reduction.

          The Company from time to time may reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if such period is at least 20 days; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), and (c) of this Section 9.

      (h)  Reorganization of Company.

          If the Company consolidates or merges with or into, or transfers, licenses or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

          If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

          If this subsection (h) applies, subsections (a), (b), and (c) of this
       Section 9 do not apply.

      (1)  When Issuance or Payment May Be Deferred.

          In any case in which this Section 9 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to
       Section 10; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

      (j) Adjustment in Number of Shares.

          Upon each event that provides for an adjustment of the Exercise Price pursuant to Section 9(a), each Warrant outstanding prior to the making of the adjustment shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock obtained from the following formula:

             N' = N x E
                    -E'

       where:

           N' = the adjusted number of Warrant Shares issuable upon exercise of
              a Warrant by payment of   the adjusted Exercise Price.

           N  = the number of Warrant Shares previously issuable upon exercise
              of a Warrant by payment   of the Exercise Price prior to
              adjustment.

           E' = the adjusted Exercise Price.

           E  = the Exercise Price prior to adjustment.

      (k)  Form of Warrants.

          Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

SECTION 10.  Fractional Interests.

   (a) The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

   (b) Warrants may be issued in fractional interests. Holders of fractional interests in Warrants will be entitled to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable with respect to a full Warrant multiplied by the fractional interest owned by such holder in the Warrant.

SECTION 11.  Company Redemption.

   If the Quoted Price for the Common Stock is greater than 175% of the Exercise Price for 20 consecutive trading days and the Company's Registration Statement on Form S-3, initially filed on August 15, 2000, as amended on September 8, 2000, November 9, 2000, January 10, 2001 and January 18, 2001 (Registration No. 333-43788), is in effect, the Company may redeem the Warrants for $.10 per Warrant upon ten trading days notice.

SECTION 12.  Notices to Warrant holders.

   Upon any adjustment of the Exercise Price pursuant to Section 9, the Company shall promptly thereafter, or within five days, cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

   In case:

      (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

      (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 9 hereof); or

      (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

      (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

      (e) the Company proposes to take any action (other than actions of the character described in Section 9(a)) which would require an adjustment of the Exercise Price pursuant to Section 9; then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 15 calendar days (or 10 calendar days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

   Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

SECTION 13.  Notices to Company.

   Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is provided in writing by the Company), as follows:

      FiberNet Telecom Group, Inc.
      570 Lexington Avenue
      New York, New York 10022
      Attn:  President

      with a copy to:

      Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
      Chrysler Center
      666 Third Avenue
      New York, New York 10017
      Attn:  Gordon Caplan, Esq.

SECTION 14.  Supplements and Amendments.

   The Company may from time to time supplement or amend this Agreement (a) without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates, or (b) with the approval of the holders of a majority of the Warrants outstanding.

SECTION 15.  Successors.

   All the covenants and provisions of this Agreement by or for the benefit of the Company shall be binding and inure to the benefit of its respective successors and assigns hereunder.

SECTION 16.  Termination.

   This Agreement will terminate on any earlier date if all Warrants have been exercised or expired without exercise.

SECTION 17.  Governing Law.

   This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 18.  Benefits of This Agreement.

   Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

SECTION 19.  Headings; Counterparts.

   The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          FIBERNET TELECOM GROUP, INC.

                                          By ________________________________
                                              Title:

                                             [______________________________]

                                          By ________________________________
                                              Title:

                                             [______________________________]

                                          By ________________________________
                                              Title:

                                                                      EXHIBIT A

                         [Form of Warrant Certificate]

[Face]

No.
                                                                       Warrants

                              Warrant Certificate

   This Warrant Certificate certifies that                 , or registered
assigns, is the registered holder of       Warrants expiring February   , 2004
(the "Warrants") to purchase Common Stock, $.001 par value (the "Common Stock"), of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on February , 2004 that number of fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") as set forth below at the exercise price (the "Exercise Price") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

   Each Warrant is initially exercisable for one share of Common Stock. The initial Exercise Price for any Warrant shall be $6.56. No warrant may be exercised after 5:00 p.m. New York City Time on February , 2004 and to the extent not exercised by such time such warrants shall become void.

   Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

   This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

   IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary.

                                          By ________________________________
                                              Name:
                                              Title:

                                          By ________________________________
                                              Name:
                                              Title:

                         [Form of Warrant Certificate]

[Reverse]

   The Warrants evidenced by this Warrant Certificate are part of a duly
authorized issue of Warrants expiring February   , 2004 entitling the holder on
exercise to receive shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock") and are issued or to be issued pursuant to a
Warrant Agreement, dated as of February   , 2001 (the "Warrant Agreement"),
duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

   Warrants may be exercised at any time on or before 5:00 p.m. New York City
time on February   , 2004. The holder of Warrants evidenced by this Warrant
Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

   The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

   Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

   Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

   The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                             Election to Purchase

                   (to be executed upon exercise of warrant)

   The undersigned hereby irrevocably elects to exercise the right, represented
by this Warrant Certificate, to receive        shares of Common Stock and
herewith tenders payment for such shares to the order of        in the amount
of $       in accordance with the terms hereof. The undersigned requests that a
certificate for such shares be registered in the name of                 ,
whose address is                        and that such shares be delivered to
                 whose address is                            . If said number
of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the
remaining balance of such shares be registered in the name of                 ,
whose address is                     , and that such Warrant Certificate be
delivered to                 , whose address is                     .

                                          Signature:

Date:

                                          Signature Guaranteed:

                                                                     APPENDIX B

                              PURCHASE AGREEMENT

   This PURCHASE AGREEMENT (this "Agreement"), dated as of December 6, 2001, is entered into by and between FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), and each of the Purchasers whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers"), for the purchase and sale of shares of the Series J Convertible Preferred Stock, par value $.001 per share, consisting of Series J-1 Convertible Preferred Stock (the "Series J-1 Preferred Stock"), Series J-2 Convertible Preferred Stock (the "Series J-2 Preferred Stock") and Series J-3 Convertible Preferred Stock (the "Series J-3 Preferred Stock," and together with the Series J-1 Preferred Stock and the Series J-2 Preferred Stock, the "Preferred Stock"), of the Company, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

   WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase shares of Preferred Stock; and

   WHEREAS, such purchase and sale will be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Statement (as defined in Section 3(c) hereof).

   NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

1.  Preferred Shares; Warrants; Purchase Price; Closing.

   (a) Upon the following terms and subject to the conditions contained herein, the Purchasers hereby agree to purchase an aggregate of 930 shares of the Company's Series J Convertible Preferred Stock, consisting of the Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock (the "Preferred Shares"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a per share price of $10,000 and for an aggregate purchase price of $9,300,000 (the "Purchase Price"). The designation, rights, preferences and other terms and provisions of the Series J Convertible Preferred Stock, consisting of the Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock, are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series J Convertible Preferred Stock attached hereto as Exhibit B (the "Certificate of Designation").

   (b) Upon the following terms and subject to the conditions contained herein, the Purchasers shall be issued Series A Warrants, in substantially the form attached hereto as Exhibit C (the "Series A Warrants"), and Series B Warrants, in substantially the form attached hereto as Exhibit D (the "Series B Warrants," and together with the Series A Warrants, the "Warrants"), to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto. The Warrants shall have an exercise price equal to the Warrant Price (as defined in the applicable Warrant). The Series A Warrants shall become exercisable on the Shareholder Approval Date (as defined in the Series A Warrants). Sixty percent (60%) of the Series B Warrants shall become exercisable upon consummation of the Second Closing (as defined in Section 1(e) hereof) and the remaining forty percent (40%) shall become exercisable upon consummation of the Third Closing (as defined in Section 1(e) hereof) subject to certain limitations, as more fully described in the Series B Warrants.

   (c) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Preferred Stock to effect the issuance of the Preferred Shares.

   (d) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of the Preferred Shares which will be issued to the Purchasers at the Initial Closing and the exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares," respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the "Shares."

   (e) The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares and Warrants set forth opposite their respective names on Exhibit A and subject to the terms and conditions hereof, consummate each of the Closings (as defined below). The Purchase Price of the Preferred Shares and Warrants being acquired by each Purchaser is set forth opposite such Purchaser's name on Exhibit A. The Preferred Shares and Warrants shall be sold and funded in three separate closings (each, a "Closing"). The initial closing under this Agreement (the "Initial Closing") shall take place upon execution of this Agreement by a date no later than December 7, 2001 (the "Initial Closing Date") and shall be funded in the amount of $3,600,000. The second closing under this Agreement (the "Second Closing") shall take place no later than March 15, 2002 (the "Second Closing Date") and shall be funded in the amount of $2,600,000. The third closing under this Agreement (the "Third Closing") shall take place no later than June 15, 2002 (the "Third Closing Date") and shall be funded in the amount of $3,100,000. The Company shall issue the Series J-1 Preferred Stock on the Initial Closing Date, the Series J-2 Preferred Stock on the Second Closing Date and the Series J-3 Preferred Stock on the Third Closing Date. Upon the mutual agreement of the parties, each of the Second Closing and the Third Closing may occur prior to the Second Closing Date and Third Closing Date, respectively. Each Closing under this Agreement shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 at 1:00 p.m. (eastern time) upon the satisfaction of each of the conditions set forth in Section 4 hereof (each, a "Closing Date").

   (f) Notwithstanding the Company's compliance with the conditions set forth in Section 4 hereof, the Company, in writing and in its sole and absolute discretion, may elect not to consummate the Second Closing and the Third Closing by delivering a cash payment of $400,000 to the Purchasers at any time prior to the Second Closing Date. The Company may elect not to consummate the Third Closing by delivering a cash payment of $200,000 to the Purchasers at any time prior to the Third Closing Date. If the Company elects not to consummate the Second Closing and the Third Closing, forty percent (40%) of the Series B Warrants shall become immediately exercisable. If the Company elects not to consummate the Third Closing, twenty percent (20%) of the Series B Warrants (in addition to the sixty percent (60%) that became exercisable upon consummation of the Second Closing) shall become immediately exercisable.

2.  Representations, Warranties and Covenants of each of the Purchasers.

   Each of the Purchasers, severally but not jointly, represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

   (a) Each of the Purchasers is an entity duly organized, valid existing and in good standing under the laws of the jurisdiction identified on Exhibit A.

   (b) This Agreement has been duly authorized, validly executed and delivered by each of the Purchasers and is a valid and binding agreement and obligation of each of the Purchasers enforceable against each of the Purchasers in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each of the Purchasers has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

   (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) such Purchaser's charter documents or by-laws, or
(B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which any Purchaser is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over any Purchaser, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of any Purchaser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of any Purchaser to enter into and perform its obligations under this Agreement in any material respect. Each of the Purchasers is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for each of them to execute, deliver or perform any of its obligations under this Agreement or to purchase the Preferred Shares and Warrants in accordance with the terms hereof.

   (d) Each of the Purchasers has received and carefully reviewed copies of the Public Documents (as hereinafter defined). Each of the Purchasers understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Shares and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Shares. Each of the Purchasers, in making the decision to purchase the Preferred Shares and the Warrants, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

   (e) Each of the Purchasers is purchasing the Preferred Shares and Warrants for its own account for investment and not with a view toward the resale or distribution thereof to others and will not undertake any special selling activities with respect to the Common Stock, which includes, without limitation, any short sale (whether or not against the box).

3.   Representations, Warranties and Covenants of the Company.

   The Company represents and warrants to the Purchasers, and covenants for the benefit of the Purchasers, as follows:

   (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this agreement, "Material Adverse Effect" shall mean any effect on the business, prospects, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit the Company from entering into and performing any of its obligations under this Agreement in any material respect.

   (b) The Company has furnished the Purchasers with copies of the Company's most recent Annual Report on Form 10-K for fiscal year ended December 31, 2000 (the "Form 10-K") filed with the Securities and Exchange Commission (the "Commission") and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 (the "Form 10-Q"; collectively with the Form 10-K, the "Public Documents"). The Public Documents and the Commission Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. As used herein, "Commission Documents" means all reports, schedules, forms, statements and other documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act and the Registration Statement (as defined below) and the Prospectus Supplement (as defined below).

   (c) With respect to the Initial Closing, the Company has filed a prospectus supplement (the "Prospectus Supplement") in connection with the transaction contemplated by this Agreement registering the Shares pursuant to a registration statement on Form S-3, Commission File Number 333-43788 (the "Registration Statement").

   (d) The Company at all times shall remain a reporting company pursuant to the Exchange Act.

   (e) The Certificate of Designation and the Shares have been duly authorized by all necessary corporate action and, upon conversion in accordance with the terms of the Certificate of Designation, and upon payment of the exercise price in accordance with the terms of the Warrants, the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants shall be validly issued and outstanding, fully paid and non-assessable.

   (f) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

   (g) The execution, delivery and performance of this Agreement and the Certificate of Designation, the issuance of any of the Shares as contemplated by this Agreement and the consummation of the transactions contemplated by this Agreement and the Certificate of Designation by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or
(B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

   (h) Except as contemplated by this Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Commission, or Nasdaq National Market or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

   (i) Except as disclosed on Schedule 3(i) delivered at each Closing, there is no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against or affecting the Company, or any of its properties, which questions the validity of this Agreement or the transactions contemplated thereby or any action taken or to be take pursuant thereto. There is no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

   (j) Except as disclosed on Schedule 3(j) delivered at each Closing and as contemplated herein, subsequent to the dates as of which information is given in the Public Documents, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business.

   (k) Except as disclosed on Schedule 3(k) delivered at each Closing, the Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, patents, trade secrets and other proprietary rights ("Intellectual Property") necessary for its business as now conducted and as proposed to be conducted as described in the Public Documents or the Commission Documents except for any of the foregoing, the absence of which would not reasonably be likely to result in a Material Adverse Effect and, to its knowledge without any conflict with or infringement of the rights of others. Except as set forth in the Public Documents or the Commission Documents, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or party to any material options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity.

   (l) Except as disclosed on Schedule 3(l) delivered at each Closing, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. The Company will use its best efforts to continue to take all action necessary to continue the listing or trading of its Common Stock on the Nasdaq National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, listing (including, without limitation, the listing of the Conversion Shares issuable to the Purchasers upon conversion of the Preferred Shares) or other obligations under the rules of the Nasdaq National Market or any relevant market or system. The Company shall comply with all applicable laws, rules, regulations and orders.

   (m) The Company will promptly notify the Purchasers of (a) its receipt of notice of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and (b) its becoming aware of the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or which makes it necessary to change the Registration Statement in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (n) Neither this Agreement or the Schedules hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

   (o) The authorized capital stock of the Company and the shares thereof issued and outstanding as of December 6, 2001 shall be set forth on Schedule 3(o) delivered at each Closing. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement, the Public Documents, the Commission Documents or on Schedule 3(o) delivered at each Closing, as of December 6, 2001, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, in the Public Documents, the Commission Documents or on Schedule 3(o) delivered at each Closing, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as disclosed in the Commission Documents and except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

   (p) The Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior approval of the Purchasers, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event the Company is required by law or regulation to issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transaction contemplated hereby prior to or after the Closing, the Company shall consult with the Purchasers on the form and substance of such press release or other disclosure.

   (q) During the period commencing on the Initial Closing Date and ending on the date that is eighteen (18) months from the date hereof, the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") each of the Purchasers of the terms and conditions of any proposed Subsequent Financing. For the purposes hereof, "Subsequent Financing" shall mean a subsequent offer or sale to, or exchange with (or other type of distribution to), any third party, of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including debt securities. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be on the date contemplated by the Rights Notice, including, without limitation, all of the material terms and conditions thereof. The Rights Notice shall provide each of the Purchasers an option (the "Rights Option") during the five (5) trading days following delivery of the Rights Notice (the "Option Period") to inform the Company whether any Purchaser will purchase all or part of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing (the "First Refusal Rights"). Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the purchase price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from any Purchaser within the Option Period, the Company shall have the absolute right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the terms and conditions of the closing are substantially the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur within ten (10) days of such proposed closing date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3(q), including, without limitation, the delivery of a new Rights Notice. The provisions of this
Section 3(q) shall not apply to issuances of securities in connection with (i) the exercise of the Warrants; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the Preferred Shares and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the date of this Agreement; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connections with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisor;
(viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Series J Preferred Stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30; and (x) issuance of securities to the Company's existing lenders or replacement lenders.

4.  Conditions Precedent.

   The obligations hereunder of both the Company and the Purchasers to enter into this Agreement and sell and purchase the Preferred Shares and Waarrants is subject to their satisfaction or waiver, at or before each Closing, of each of the conditions set forth below. These conditions are for the Company's and the Purchasers' sole benefit respectively, and they may waive their own rights at any time in their sole discretion.

   (a)  The parties shall have executed and delivered this Agreement.

   (b) The Company shall file the Certificate of Designation designating the Preferred Stock with the Secretary of State of the State of Delaware and shall have delivered a certified copy of the Certificate of Designation to the Purchasers on or prior to the Initial Closing.

   (c)  The Registration Statement continues to be effective.

   (d) Prior to each Closing, the Company shall have filed a prospectus supplement to the Registration Statement with regard to the Shares issued at each Closing.

   (e) The Company shall have delivered certificates evidencing the Preferred Shares and the Warrants to the Purchasers.

   (f) Upon receipt of the certificates evidencing the Preferred Shares, the Purchasers shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Preferred Shares and the Warrants.

   (g) Each of the representations and warranties of the Company and the Purchasers shall be true and correct in all material respects as of each Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

   (h) The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

   (i) The Company shall have obtained all necessary consents from its lenders prior to the Initial Closing.

   (j) Other than with respect to 100,000 shares of the Company's outstanding Series H Preferred Stock, the Company shall have converted all outstanding shares of the Company's preferred stock (other than the Preferred Shares issued pursuant to this Agreement) into shares of Common Stock prior to the Initial Closing.

   (k) Trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to each Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall the Company have suffered a Material Adverse Effect.

   (l) At each Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of such Closing, in the form of Exhibit E hereto and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to such Closing.

   (m) As of each Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, a number of shares of Common Stock equal to at least 200% of the aggregate number of Shares issuable upon conversion of the Preferred Shares (assuming a Conversion Price (as defined in the Notes) of $.18 on the Initial Closing Date and a Conversion Price of $.09 on the Second Closing Date and the Third Closing Date) and exercise of the Warrants on the Closing Date.

   (n) The Company shall have delivered to the Purchasers a secretary's certificate, dated as of each Closing Date, as to (i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

   (o) All fees and expenses required to be paid by the Company shall have been or authorized to be paid by the Company as of the Initial Closing Date.

   (p) Prior and as a condition only to the Second Closing Date, the Company shall have obtained stockholder approval authorizing upon conversion of the issued and outstanding Preferred Shares the issuance of in excess of 19.99% of the number of shares of Common Stock outstanding on the Closing Date of the Initial Closing. In connection with the conversion of certain of the outstanding shares of preferred stock of the Company, the converting stockholders shall vote their shares in favor of authorizing the issuance of in excess of 19.99% of the number of shares of Common Stock outstanding on the Closing Date of the Initial Closing.

   (q) As a condition to the Second Closing, the Company shall have maintained EBITDA positive results for each of the three full months immediately preceding the Second Closing Date. For purposes hereof, "EBITDA" shall mean net income
(loss) before income taxes and minority interest, interest expense, interest income, depreciation and amortization, stock related expense and other non-cash, non-recurring charges, as consistent with the Company's past practices.

   (r) As a condition to the Third Closing, the Company shall have maintained EBITDA positive results for each of the six full months immediately preceding the Third Closing Date.

   (s) The Company shall provide the Purchasers with at least twenty (20) trading days prior written notice of its election to consummate each of the Second Closing and the Third Closing.

   (t) On each of the Second Closing Date and the Third Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Second Closing Date and Third Closing Date, respectively, confirming the accuracy of the Company's representations, warranties and covenants as of the Initial Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4 as of the Second Closing Date and Third Closing Date, respectively.

5.  Fees and Expenses.

   The Company and the Purchasers shall pay their respective fees and expenses related to the transactions contemplated by this Agreement; except that the Company shall pay on the Closing Date, all reasonable legal fees and expenses, plus disbursements and out-of-pocket expenses, incurred by the Purchasers of up to $35,000 in connection with the preparation, negotiation, execution and delivery of this Agreement, the Certificate of Designation and the Warrants.

6.  Indemnification.

   (a) The Company will indemnify and hold harmless the Purchasers, each of their directors, fund managers and officers, and each person, if any, who controls the Purchasers within the meaning of Section 15 of the Securities Act, or Section 20(a) of the Exchange Act, from and against any third party claims against such Purchasers or persons identified above that result in losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Purchasers, each of their directors, fund managers and officers, and each person, if any, who controls the Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to the Common Stock being sold to the Purchasers (including any Prospectus Supplement filed in connection with the transactions contemplated hereunder which are a part of it), or any amendment or supplement to it, or
(ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company shall not be liable under this Section 6(a) to the extent that a court of competent jurisdiction shall have determined by a final judgment (with no appeals available) that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act, undertaken or omitted to be taken by the Purchasers or such person through its bad faith or willful misconduct; provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers expressly for use in the Registration Statement, any preliminary prospectus or the prospectus (or any amendment or supplement thereto); and provided, further, that with respect to the prospectus, the foregoing indemnity shall not inure to the benefit of the Purchasers or any such person from whom the person asserting any loss, claim, damage, liability or expense purchased Common Stock, if copies of the prospectus were timely delivered to the Purchasers pursuant hereto and a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Purchasers or any such person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Stock to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

   (b) The Company will reimburse the Purchasers and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchasers or any controlling person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding, except that the Company will not be liable to the extent a claim or action which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in any Registration Statement, prospectus or Prospectus Supplement or any amendment or supplement to the thereto in reliance upon, and in conformity with, written information furnished by the Purchasers to the Company for inclusion in the Registration Statement, prospectus or Prospectus Supplement.

7.  Indemnification Procedures.

   Promptly after a person receives notice of a claim or the commencement of an action for which the person intends to seek indemnification under Section 6, the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under
Section 6, except to the extent such indemnifying party has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Section 6, will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect to which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

   If for any reason the indemnification provided for in this agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in Section 6, each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.

8.  Governing Law; Consent to Jurisdiction.

   This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein or its agent. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

9.  Notices.

   All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

      (a)  if to the Company:

          FiberNet Telecom Group, Inc.
          570 Lexington Avenue
          New York, New York 10022
          Attention: President
          Tel. No.:  (212) 405-6200
          Fax No.:  (212) 421-8860
          with a copy to:

          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          Chrysler Center
          666 Third Avenue
          New York, New York 10022
          Attention: Gordon Caplan
          Tel. No.: (212) 935-3000
          Fax No.: (212) 983-3115

      (b)  if to the Purchaser:

          At the address of such Purchaser set forth on Exhibit A with a copy to such Purchaser's counsel as set forth on Exhibit A:

   All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

10.  Entire Agreement.

   This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

11.  Counterparts.

   This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                          FIBERNET TELECOM GROUP, INC.

                                          By: _______________________________
                                              Name: Michael S. Liss
                                              Title:  President

                                          SDS MERCHANT FUND, L.P.

                                          By: _______________________________
                                              Name: Steve Derby
                                              Title:  Managing Member

                                          PENNY LANE PARTNERS, L.P.

                                          By:  Penny Lane Associates, L.P., its
                                            general partner
                                          By:  Penny Lane, Inc., its general
                                            partner

                                          By: _______________________________
                                              Name: William R. Denslow, Jr.
                                              Title:  Chairman

                                          ALEXANDER ENTERPRISE HOLDINGS CORP.

                                          By: _______________________________
                                              Name: Jared Bluestein
                                              Title:  Director

                                   EXHIBIT A

             PURCHASERS / NUMBER OF PREFERRED SHARES AND WARRANTS

                                       Number of Preferred Shares   Dollar Amount
  Names and Addresses of Purchasers       & Warrants Purchased      of Investment
------------------------------------- ---------------------------- ----------------
SDS Merchant Fund, L.P.               Preferred Shares:            Initial Closing:
c/o SDS Capital Partners              Initial Closing: 230         $ 2,300,000
One Sound Shore Drive                 Second Closing: 228          Second Closing:
Greenwich, Connecticut 06830          Third Closing: 272           $ 2,280,000
Attention: Steve Derby                Series A Warrants: 2,705,941 Third Closing:
Fax No.: (203) 629-0345               Series B Warrants: 3,956,054 $ 2,720,000
Jurisdiction: Delaware
With a copy to:
Jenkens & Gilchrist Parker Chapin LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: Christopher S. Auguste
Tel. No.: (212) 704-6000
Fax No.: (212) 704-6288
Penny Lane Partners, L.P.             Preferred Shares:            Initial Closing:
One Palmer Square, 309                Initial Closing: 100         $ 1,000,000
Princeton, New Jersey 08542           Series A Warrants: 1,727,583
Fax No.: (609) 497-0611               Series B Warrants: 0
Attention: William R. Denslow, Jr.
Jurisdiction: Delaware
With a copy to:
O'Sullivan, LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Audrey A. Rohan
Tel no.: (212) 408-2419
Fax No.: (212) 218-6220
Alexander Enterprise Holdings Corp.   Preferred Shares:            Initial Closing:
801 Brickell Avenue, Suite 2580       Initial Closing: 30          $ 300,000
Miami, Florida 33131                  Second Closing: 32           Second Closing:
Fax No.: (305) 530-1635               Third Closing: 38            $ 320,000
Attention: Nicolas Berggruen          Series A Warrants: 518,275   Third Closing:
Jurisdiction: British Virgin Islands  Series B Warrants: 553,848   $ 380,000

                                   EXHIBIT B

                      FORM OF CERTIFICATE OF DESIGNATION

                                   EXHIBIT C

                           FORM OF SERIES A WARRANT

                                   EXHIBIT D

                           FORM OF SERIES B WARRANT

                                   EXHIBIT E

                          FORM OF OPINION OF COUNSEL

                                                                     APPENDIX C

   CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF THE
                     SERIES J CONVERTIBLE PREFERRED STOCK
                                 CONSISTING OF
                    SERIES J-1 CONVERTIBLE PREFERRED STOCK,
                  SERIES J-2 CONVERTIBLE PREFERRED STOCK AND
                    SERIES J-3 CONVERTIBLE PREFERRED STOCK
                                      OF
                         FIBERNET TELECOM GROUP, INC.

   The undersigned, the Chief Executive Officer of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series J Convertible Preferred Stock, was duly adopted on November 28, 2001:

   RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the "Preferred Stock,"), a series of Preferred Stock of the Company, to be named "Series J Convertible Preferred Stock," consisting of "Series J-1 Convertible Preferred Stock," "Series J-2 Convertible Preferred Stock" and "Series J-3 Convertible Preferred Stock," consisting of One Thousand One Hundred (1,100) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

1.  Designation and Rank.

   The designation of such series of the Preferred Stock shall be the Series J Convertible Preferred Stock, par value $.001 per share, consisting of Series J-1 Convertible Preferred Stock (the "Series J-1 Preferred Stock"), Series J-2 Convertible Preferred Stock (the "Series J-2 Preferred Stock") and Series J-3 Convertible Preferred Stock (the "Series J-3 Preferred Stock," and together with the Series J-1 Preferred Stock and the Series J-2 Preferred Stock, the "Series J Preferred Stock"). The number of shares of Series J Preferred Stock shall be One Thousand One Hundred (1,100) Shares, of which three hundred sixty
(360) shares shall be designated Series J-1 Preferred Stock, four hundred thirty (430) shares shall be designated Series J-2 Preferred Stock and three hundred ten (310) shares shall be designated Series J-3 Preferred Stock. The Series J Preferred Stock shall rank (i) prior to the common stock, par value $.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by its terms does not rank senior to the Series J Preferred Stock ("Junior Stock"); (ii) on parity with the Series H Convertible Preferred Stock, and (iii) junior to any class or series of equity securities which by its terms shall rank senior to the Series J Preferred Stock. The Series J Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock shall have the same rights, designations, powers, preferences and relative and other special rights and the same qualifications, limitations and restrictions except with respect to each such series, the Floor Price as defined in Section 5(d) hereof) shall be calculated and fixed on the date of issuance of each such series.

2.  Dividends.

   The holders of record of shares of Series J Preferred Stock shall not be entitled to receive any dividends.

3.  Voting Rights.

   (a) Class Voting Rights. The Series J Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). So long as ten percent (10%) of the Series J Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series J Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series J Preferred Stock vote separately as a class: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, including but not limited to the issuance of any more shares of previously authorized Preferred Stock, ranking prior to the Series J Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series J Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, redeem or pay dividends on, shares of the Company's Junior Stock; (iv) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series J Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock or any other class or series of equity securities which by its terms shall rank on parity with the Series J Preferred Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (v) effect any distribution with respect to Junior Stock (except for issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants in accordance with Section 5(e)(iii)(ix) hereof); or (vi) reclassify the Company's outstanding securities (except for issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants in accordance with
Section 5(e)(iii)(ix) hereof).

   (b) General Voting Rights. Except with respect to transactions upon which the Series J Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Delaware law, the Series J Preferred Stock shall have no voting rights. The Common Stock into which the Series J Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

4.  Liquidation Preference.

   (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series J Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series J Preferred Stock before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series J Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series J Preferred Stock, then all of said assets will be distributed among the holders of the Series H Convertible Preferred Stock, Series J Preferred Stock and the other classes of stock on a parity with the Series H Convertible Preferred Stock and Series J Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series J Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series J Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by the Company's independent, outside accountant) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series J Preferred Stock has been paid in cash the full Liquidation

Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series J Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

   (b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series J Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

   (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series J Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

5.  Conversion.

   The holder of Series J Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

   (a) Right to Convert. At any time on or after the Issuance Date, the holders of any such shares of Series J Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the outstanding shares of Series J Preferred Stock held by such persons into a number of fully paid and nonassessable shares of Common Stock (the "Conversion Rate") equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series J Preferred Stock being converted divided by (ii) the Conversion Price (as defined in Section 5(d)(iii) below) then in effect as of the date of the delivery by such holder of its notice of election to convert.

   (b) Mechanics of Voluntary Conversion. The Voluntary Conversion of Series J Preferred Stock shall be conducted in the following manner:

   (i) Holder's Delivery Requirements. To convert Series J Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series J Preferred Stock being converted (or an affidavit together with an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

   (ii) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of both, issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series J Preferred

Stock being converted, then the Company shall, as soon as practicable and in no event later than five (5) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series J Preferred Stock not converted.

   (iii) Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

   (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series J Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

   (v) Company's Failure to Timely Convert. If within three (3) business days of the Company's receipt of the Conversion Notice and the Preferred Stock Certificates to be converted (the "Share Delivery Period") the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series J Preferred Stock or to issue a new Preferred Stock Certificate representing the number of shares of Series J Preferred Stock to which such holder is entitled pursuant to Section 5(b)(ii) (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Purchase Agreement dated as of December 6, 2001 (the "Purchase Agreement") between the Company and the initial holder of the Series J Preferred Stock (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each business day after such third
(3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 5(b)(ii), the number of shares of Common Stock issuable upon conversion of the shares of Series J Preferred Stock represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 5(b)(ii) and (B) the Closing Bid Price (as defined in Section 5(d) below) of the Common Stock on the last possible date which the Company could have issued such Common Stock and such Preferred Stock Certificate, as the case may be, to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

   (c) Intentionally Omitted.

   (d) Conversion Price.

   (i) The term "Conversion Price" shall mean ninety percent (90%) of the Market Price; provided, however, that the Conversion Price shall never be less than 90% of the Floor Price (as defined below).

   (ii) The term "Market Price" means the average of the five (5) lowest Volume Weighted Average Prices (as defined below) for the Company's Common Stock during the fifteen (15) trading days immediately prior to the Voluntary Conversion Date, subject to adjustment under Section 5(e) hereof; provided, that the Market Price shall never be greater than $.50.

   (iii) The term "Volume Weighted Average Price" shall mean the daily volume weighted average price (based on a Trading Day from 9:30 a.m. to 4:00 p.m., eastern time) of the Common Stock of the Company on the Nasdaq National Market (or any successor thereto) as reported by Bloomberg Financial LP using the AQR function.

   (iv) The term "Floor Price" shall mean 50% of the Market Price immediately prior to the date of calculation of such Floor Price; provided, however, that the Floor Price for the initial issuance of the Series J Preferred Stock shall be fixed at $.20 unless adjusted under Section 5(e) hereof. Upon each subsequent issuance of the Series J Preferred Stock, the Floor Price shall be calculated and fixed as of the date of such subsequent issuance for such subsequent issuance and shall be the Floor Price unless adjusted under Section 5(e) hereof. For such subsequent issuance, the Floor Price shall never be calculated to be less than $.10 (unless adjusted pursuant to Section 5(e) hereof) nor greater than $.20.

   (v) The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security in the Nasdaq National Market for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series J Preferred Stock.

   (e) Adjustment of Conversion Price.

   (i) Adjustments for Issuance of Additional Shares of Common Stock.

   (A) In the event the Company, shall, at any time, from time to time, issue or sell any additional shares of Common Stock or any securities convertible into or exchangeable for, directly or indirectly, Common Stock (the "Additional Shares of Common Stock"), at a price per share less than the Floor Price then in effect or without consideration, the Floor Price then in effect shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

   (ii) Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

   (iii) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock upon the grant of issuances of securities in connection with (i) the exercise of warrants held by the holders of Series J Preferred Stock or the issuances of any Series J Preferred Stock;
(ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance shares of Common Stock in connection with the conversion of the Series J Preferred Stock and any other existing class or series of preferred stock or any other options, warrant or other convertible securities outstanding on the Issuance Date; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment to an investment banker or advisor; (viii) issuances in public secondary offerings;
(ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Series J Preferred Stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events); and (x) issuances of securities to the Company's existing lenders or replacement lenders.

   (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series J Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series J Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or part of said shares of Series J Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in the amount of the difference between the Conversion Price and the Closing Bid Price on the trading day preceding the date of the attempted conversion multiplied by the number of shares of Series J Preferred Stock sought to be converted, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

   (g) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series J Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series J Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series J Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

   (h) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series J Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

   (i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series J Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any capital reorganization of the Company, a merger or consolidation of the Company with or into another corporation, the sale of all or substantially all of the Company's properties or assets to any other person, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series J Preferred Stock at least twenty (20) days prior to the date on which any capital reorganization of the Company, a merger or consolidation of the Company with or into another corporation, the sale of all or substantially all of the Company's properties or assets to any other person, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

   (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series J Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date.

   (k) Reservation of Common Stock. The Company shall, so long as any shares of Series J Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series J Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series J Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the shares of Series J Preferred Stock are at any time convertible (assuming a Conversion Price of $.18 upon issuance of the Series J-1 Preferred Stock and a Conversion Price of $.09 upon issuance of the Series J-2 Preferred Stock and Series J-3 Preferred Stock). The initial number of shares of Common Stock reserved for conversions of the Series J Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series J Preferred Stock based on the number of shares of Series J Preferred Stock held by each holder at the time of issuance of the Series J Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series J Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series J Preferred Stock shall be allocated to the remaining holders of Series J Preferred Stock, pro rata based on the number of shares of Series J Preferred Stock then held by such holder. The Company shall, from time to time in accordance with the Delaware General Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Company's obligations under this Section 5(k).

   (l) Retirement of Series J Preferred Stock. Conversion of Series J Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date and such date is referred to herein as the "Conversion Date". Upon conversion of only a portion of the number of shares of Series J Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series J Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 5(b)(ii).

   (m) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series J Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

6.  No Preemptive Rights.

   Except as provided in Section 5 hereof and in the Purchase Agreement, no holder of the Series J Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7.  Conversion Restrictions.

   (a) Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series J Preferred Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Series J Preferred Stock (the "Exchange Cap") without breaching the Company's obligations to receive shareholder approval prior to such issuance under the rules or regulations of The Nasdaq Stock Market, Inc. or any Alternative Exchange, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Stock Market, Inc. or any Alternative Exchange, for issuances of Common Stock in excess of such amount (the "Shareholder Approval") or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the shares of Series J Preferred Stock then outstanding; provided, however, that notwithstanding anything herein to the contrary, the Company, will issue such number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock at the then current Conversion Price up to the Exchange Cap. If the conversion of any shares of Series J Preferred Stock would result in the issuance of Common Stock which in the aggregate would equal or exceed the Exchange Cap, the Company shall within thirty (30) days of such conversion request, (i) call a meeting of its stockholders in order to seek the Shareholder Approval as required by the applicable rules or regulations of Nasdaq or the Alternative Exchange, as applicable (the "Stockholders Meeting"), which Stockholders Meeting shall take place within sixty (60) days of the conversion request and (ii) file a proxy statement with the Securities and Exchange Commission. Until such approval or written opinion is obtained, no holder of Series J Convertible Preferred Stock pursuant to the Purchase Agreement shall be issued, upon conversion of shares of Series J Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of shares of Series J Preferred Stock issued to such holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the shares of Series J Preferred Stock issued to the holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any holder of Series J Preferred Stock shall convert all of such holder's shares of Series J Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Series J Preferred Stock on a pro rata basis in proportion to the number of shares of Series J Preferred Stock then held by each such holder. If the Company obtains the Shareholder Approval, the Company shall be obligated to issue upon conversion of the Series J Preferred Stock, in the aggregate, shares of Common Stock in excess of the Exchange Cap. If the Company fails to obtain the Shareholder Approval or call the Stockholder Meeting within the time period set forth herein, any holder of Series J Preferred Stock may exercise its rights pursuant to Section 9(a) hereof. Nothing in this Section 7(a) shall limit a holder's right to request conversion of its shares of Series J Preferred Stock or such holder's rights under Section 9 hereof.

   (b) Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series J Preferred Stock convert shares of the Series J Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series J Preferred Stock providing the Company with seventy-five (75) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7(b) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series J Preferred Stock, this Section 7(b) shall be of no force or effect with regard to those shares of Series J Preferred Stock referenced in the Waiver Notice.

8.  Redemption.

   (a) Redemption Option Upon Major Transaction. In addition to all other rights of the holders of Series J Preferred Stock contained herein and to the extent the Company has not previously delivered a Company's Redemption Notice (as defined below) or the holders of the Series J Preferred Stock have not previously converted, immediately prior to the occurrence of a Major Transaction (as defined below), each holder of Series J Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series J Preferred Stock as shall be outstanding on such date of a Major Transaction, out of lawfully available funds, at a price per share of Series J Preferred Stock equal to the Liquidation Preference Amount (the "Major Transaction Redemption Price").

   (b) Redemption Option Upon Triggering Event. In addition to all other rights of the holders of Series J Preferred Stock contained herein and to the extent the Company has not previously delivered a Company's Redemption Notice (as defined below) or the holders of the Series J Preferred Stock have not previously converted, after a Triggering Event (as defined below), each holder of Series J Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series J Preferred Stock as shall be outstanding on such date of a Triggering Event, out of lawfully available funds, at a price per share of Series J Preferred Stock equal to 150% of the Liquidation Preference Amount (the "Triggering Event Redemption Price" and the "Major Transaction Redemption
Price" are sometimes individually referred to herein as the "Redemption Price").

   (c) Remedy and Rights. Notwithstanding anything else contained herein to the contrary, including for an event identified in Section 8(e)(iv), the Company shall not be required to redeem, pursuant to the provisions of Section 8(b) hereof, any portion of a holder's outstanding Series J Preferred Stock, or shares of Common Stock issued upon conversion of the Series J Preferred Stock, to the extent the issuance of such Series J Preferred Stock or Common Stock has been registered under the Securities Act of 1933, as amended, and the Common Stock continues to be listed on the Nasdaq National Market, Nasdaq SmallCap Market, the OTC Bulletin Board, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. In addition, the Company's failure to maintain the effectiveness of the Registration Statement (as such terms are defined in the Purchase Agreement) or failure to conduct each of the Second Closing or Third Closing (as such term is defined in the Purchase Agreement), as applicable, shall not be deemed a breach of any representation, warranty or covenant of the Purchase Agreement, this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby.

   (d) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

   (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

   (ii) he sale or transfer of all or substantially all of the Company's assets; or

   (iii) consummation of a purchase, tender or exchange offer made for the outstanding shares of Common Stock to the holders of more than 30% of the outstanding shares of Common Stock within eighteen (18) months from the date of filing of this Certificate of Designation.

   (e) "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

   (i) the suspension from listing or the failure of the Common Stock to be listed on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable, for a period of five (5) consecutive trading days;

   (ii) the Company's notice to any holder of Series J Preferred Stock, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 9) or its intention not to comply with proper requests for conversion of any Series J Preferred Stock into shares of Common Stock;

   (iii) the Company's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Certificate of Designation within ten
(10) business days after the receipt by the Company of the Conversion Notice and the Preferred Stock Certificates; or

   (iv) the Company breaches any representation, warranty or covenant of the Purchase Agreement, this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least fifteen (15) days.

   (f) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series J Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series J Preferred Stock then outstanding may require the Company to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series J Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of Series J Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to
Section 8(a) above.

   (g) Mechanics of Redemption at Option of Buyer Upon Triggering
Event. Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Series J Preferred Stock. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Series J Preferred Stock then outstanding may require the Company to redeem all of the Series J Preferred Stock by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the Company, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of shares of Series J Preferred Stock that such holder is electing to redeem and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 8(b) above.

   (h) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series J Preferred Stock, the Company shall immediately notify each holder of Series J Preferred Stock by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Series J Preferred Stock to be redeemed, the Company shall redeem an amount from each holder of Series J Preferred Stock being redeemed equal to such holder's pro-rata amount (based on the number of shares of Series J Preferred Stock held by such holder relative to the number of shares of Series J Preferred Stock outstanding) of all Series J Preferred Stock being redeemed. If the Company shall fail to redeem all of the Series J Preferred Stock submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series J Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, the applicable Redemption Price payable in respect of such unredeemed Series J Preferred Stock shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to a holder of shares of Series J Preferred Stock submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to such holder(s) all of the shares of Series J Preferred Stock that were submitted for redemption by such holder(s) under this Section 8 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder,
(i) the Notice(s) of Redemption at Option of Buyer Upon Major Transaction shall be null and void with respect to those shares of Series J Preferred Stock submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Series J Preferred Stock submitted to the Company by each holder for redemption under this Section 8(d) and for which the applicable Redemption Price has not been paid and (iii) the Conversion Price of such returned shares of Series J Preferred Stock shall be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon Major Transaction is delivered to the Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 8 shall have priority to payments to stockholders other than holders of Series H Convertible Preferred Stock in connection with a Major Transaction.

   (i) Company's Redemption Option. The Company may redeem all or a portion of the Series J Preferred Stock outstanding upon five (5) days prior written notice (the "Company's Redemption Notice") at a price per share of Series J Preferred Stock equal to 150% of the Liquidation Preference Amount plus liquidated damages; provided, that if a holder has delivered a Conversion Notice to the Company or delivers a Conversion Notice within twenty-four (24) hours of receipt of the Company's Redemption Notice, the shares of Series J Preferred Stock designated to be redeemed may be converted by such holder. The Company's Redemption Notice shall state the date of redemption which date shall be the sixth (6th) day after the Company has delivered the Company's Redemption Notice (the "Company's Redemption Date"), the Company's Redemption Price and the number of shares to be redeemed by the Company. The Company shall not send a Company's Redemption Notice unless it has good and clear funds for a minimum of the amount it intends to redeem in a bank account controlled by the Company; provided that if the redemption is expected to be made contemporaneous with the closing of a public underwritten offering of the Company, then the Company may not have good and clear funds in the bank account at the time of the Company's Redemption Notice and may not send any such Company's

Redemption Notice earlier than the day immediately prior to the date the public offering is priced. The Company shall deliver the Company's Redemption Price to the holder(s) within five (5) business days after the Company has delivered the Company's Redemption Notice, provided, that if the holder(s) delivers a Conversion Notice before the Company's Redemption Date, then the portion of the Company's Redemption Price which would be paid to redeem the shares of Series J Preferred Stock covered by such Conversion Notice shall be returned to the Company upon delivery of the Common Stock issuable in connection with such Conversion Notice to the holder(s). On the Redemption Date, the Company shall pay the Company's Redemption Price, subject to any adjustment pursuant to the immediately preceding sentence, to the holder(s) on a pro rata basis, provided, however, that upon receipt by the Company of the Preferred Stock Certificates to be redeemed pursuant to this Section 8(i), the Company shall, on the next business day following the date of receipt by the Company of such Preferred Stock Certificates, pay the Company's Redemption Price to the holder(s) on a pro rata basis. If the Company fails to pay the Company's Redemption Price by the sixth (6th) business day after the Company has delivered the Company's Redemption Notice (or in the case of a public offering, the closing of the public offering), the redemption will be declared null and void and the Company shall lose its right to serve a Company's Redemption Notice in the future.

   (j) Notwithstanding any other provision herein to the contrary, in the event that the holders of Series H Convertible Preferred Stock are entitled to redemption rights relating to any event for which the holders of the Series J Preferred Stock also are entitled to redemption rights under this Section 8, redemptions made by the Company to all such holders shall be made on a pro rata basis based on the aggregate redemption proceeds that would have been received by such holders for the shares being redeemed had the full amount of redemption proceeds been available.

9.  Inability to Fully Convert.

   (a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (w) does not have a sufficient number of shares of Common Stock authorized and available,
(x) failed to call the Stockholder Meeting within the time period set forth in
Section 7 hereof, or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series J Preferred Stock pursuant to a Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series J Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the Company thereof to:

   (i) require the Company to redeem, out of lawfully available funds, from such holder those Series J Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per share equal to the Triggering Event Redemption Price as of such Conversion Date (the "Mandatory Redemption Price"); or

   (ii) void its Conversion Notice and retain or have returned, as the case may be, the shares of Series J Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

   (b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series J Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice,

(ii) the number of Series J Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

   (c) Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder. If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series J Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series J Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series J Preferred Stock, and (iii) require that the Conversion Price of such returned Series J Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

   (d) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series J Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series J Preferred Stock pursuant to this Section 9, the Company shall convert and redeem from each holder of Series J Preferred Stock electing to have Series J Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series J Preferred Stock held by such holder relative to the number shares of Series J Preferred Stock outstanding) of all shares of Series J Preferred Stock being converted and redeemed at such time.

   (e) Notwithstanding any other provision herein to the contrary, in the event that the holders of Series H Convertible Preferred Stock are entitled to conversion or redemption rights relating to any event for which the holders of the Series J Preferred Stock also are entitled to conversion or redemption rights under this Section 9, conversions or redemptions made by the Company to all such holders shall be made on a pro rata basis based on the aggregate conversion shares or redemption proceeds that would have been received by such holders for the shares being converted or redeemed had the full amount of conversion shares or redemption proceeds been available.

10.  Vote to Change the Terms of or Issue Preferred Stock.

   So long as ten percent (10%) of the shares of Series J Preferred Stock remain outstanding, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series J Preferred Stock, shall be required (a) for any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series J Preferred Stock, provided that issuances of securities junior to the Series J Preferred Stock will not be deemed to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series J Preferred Stock, or (b) for the issuance of shares of Series J Preferred Stock other than pursuant to the Purchase Agreement.

11.  Lost or Stolen Certificates.

   Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series J Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series J Preferred Stock into Common Stock.

12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.

   The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series J Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series J Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.  Specific Shall Not Limit General; Construction.

   No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series J Preferred Stock and shall not be construed against any person as the drafter hereof.

14.  Failure or Indulgence Not Waiver.

   No failure or delay on the part of a holder of Series J Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

   IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this 6th day of December, 2001.

                                          FIBERNET TELECOM GROUP, INC.

                                          By: _______________________________
                                              Name: Michael S. Liss
                                              Title: Chief Executive Officer

                                                                      EXHIBIT I

                         FIBERNET TELECOM GROUP, INC.
                               CONVERSION NOTICE

   Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series J Preferred Stock of FiberNet Telecom Group, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series J Preferred Stock, par value $.001 per share (the "Preferred Shares"), of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

   Date of Conversion: ______________________________________________________

   Number of Preferred Shares to be converted: ______________________________

   Stock certificate no(s). of Preferred Shares to be converted: ____________

   The Common Stock have been sold pursuant to the Registration Statement (as defined in the Purchase Agreement): YES ______ NO ______

   Please confirm the following information:

   Conversion Price: ________________________________________________________

   Number of shares of Common Stock to be issued: ___________________________

   Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

   Issue to: ________________________________________________________________

   Facsimile Number: ________________________________________________________

   Authorization: ___________________________________________________________

                                          By: _______________________________

                                          Title: ____________________________

   Dated:

                                PRICES ATTACHED

                                                                     APPENDIX D

                         SERIES A WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK

                                      OF

                         FIBERNET TELECOM GROUP, INC.

                           Expires December   , 2006

No.: W-A-
                                                     Number of Shares:
Date of Issuance: December   , 2001

   FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, FiberNet Telecom Group, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Series A Warrant, up to
                 (          ) shares (subject to adjustment as hereinafter
provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

1.  Term.

   The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the Shareholder Approval Date and shall expire at 5:00
p.m., eastern time, on December   , 2006 (such period being the "Term").

2.  Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

   (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term commencing on the Shareholder Approval Date.

   (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

   (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder, issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

   (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

   (e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

3.  Stock Fully Paid; Reservation and Listing of Shares; Covenants.

   (a)  Stock Fully Paid.   The Issuer represents, warrants, covenants and
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

   (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

   (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

   (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4.  Adjustment of Warrant Price and Warrant Share Number.

   The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with
Section 5.

(a)  Recapitalization,Reorganization, Reclassification, Consolidation, Merger
                      or Sale.

       (i)In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

      (ii)Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

     (iii)If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 12 hereof.

    (b)Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

       (i)take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

      (ii)subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

     (iii)combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

   (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

       (i)cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

      (ii)any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

     (iii)any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

   (d)  Issuance of Additional Shares of Common Stock.

       (i)Commencing nine months after the Original Issue Date, in the event the Issuer, shall, at any time, from time to time, issue or sell any Additional Shares of Common Stock (including Treasury Shares) for a consideration per share less than the Warrant Price then in effect for the Warrant immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

      (ii)If at any time the Issuer shall at any time issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced by the product of the Warrant Price then in effect multiplied by the Market Dilution Percentage and the number of shares of Common Stock for which this Warrant is exercisable shall be increased by the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale multiplied by the Market Dilution Percentage. "Market Dilution Percentage" shall mean the percentage by which such issuance or sale is below the lesser of the Per Share Market Value or the per share market value of the Common Stock as calculated pursuant to the terms of any other financings of the Issuer.

     (iii)If at any time the Issuer shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Warrant Price or the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, the adjustment required under
          Section 4(d) shall be made in accordance with the formula in paragraph (i) or (ii) above which results in the lower Warrant Price following such adjustment. The provisions of paragraphs (i) and (ii) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) or (ii) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or Section 4(f).

   (e) Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

   (f) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

   (g) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or
Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

   (h) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date; provided, however, that the foregoing shall not apply to the redemption of the Issuer's series H convertible preferred stock or Series J convertible preferred stock.

   (i) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i)  Computationof Consideration.  To the extent that any Additional Shares of
                Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock

          Equivalents Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

      (ii)When Adjustments to Be Made.  The adjustments required by this
          Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (iii)Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

      (iv)When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

   (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

   (k) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5.  Notice of Adjustments.

   Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

6.  Fractional Shares.

   No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

7.  Ownership Cap and Certain Exercise Restrictions.

   (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with seventy-five (75) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

   (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with the 75-day Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

8.  Definitions.

   For the purposes of this Warrant, the following terms have the following meanings:

   "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) the Warrant Stock; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the series J convertible preferred stock and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the Original Issue Date; (iv) issuance of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisors; (viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Issuer's series J convertible preferred stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events); (x) issuances of securities to the Issuer's existing lenders or replacement lenders; and (xi) issuances of any series J convertible preferred stock.

   "Board" shall mean the Board of Directors of the Issuer.

   "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

   "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

   "Common Stock" means the Common Stock, par value $.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

   "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

   "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

   "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

   "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

   "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

   "Issuer" means FiberNet Telecom Group, Inc., a Delaware corporation, and its successors.

   "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

   "Nasdaq" means the Nasdaq National Market.

   "Original Issue Date" means December   , 2001.

   "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

   "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

   "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

   "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which

   "Purchase Agreement" means the Purchase Agreement dated as of December 6, 2001 among the Issuer and the Holder.

   "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

   "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

   "Shareholder Approval Date" means the date upon which the Company obtains the vote of its shareholders as required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the date of issuance of this Warrant.

   "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

   "Term" has the meaning specified in Section 1 hereof.

   "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

   "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

   "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

   "Warrant Price" initially means U.S. $.30, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

   "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

   "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

9.  Other Notices.

   In case at any time:

    (A)the Issuer shall make any distributions to the holders of Common Stock;
       or

    (B)the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or other rights; or

    (C)there shall be any reclassification of the Capital Stock of the Issuer;
       or

    (D)there shall be any capital reorganization by the Issuer; or

    (E)there shall be any (i) consolidation or merger involving the Issuer or
       (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

    (F)there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;
then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two
(2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

10.  Amendment and Waiver.

   Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant.

11.  Governing Law.

   THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

12.  Notices.

   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day,
(ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

          FiberNet Telecom Group, Inc.
          570 Lexington Avenue
          New York, New York 10022
          Tel. No.: (212) 405-6200
          Fax No.: (212) 421-8860
          Attention: President

          with a copy to:

          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          Chrysler Center 666 Third Avenue
          New York, New York 10022
          Tel. No.: (212) 935-3000
          Fax No.: (212) 983-3115
          Attention: Gordon Caplan

Copies of notices to the Holder shall be sent to [Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., Facsimile No.: (212) 704-6288] [O'Sullivan, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention:
Audrey A. Rohan, Facsimile No.: (212) 218-6220]. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

13.  Warrant Agent.

   The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of
Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.  Remedies.

   The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.  Successors and Assigns.

   This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

16.  Modification and Severability.

   If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

17.  Headings.

   The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

   IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                          FIBERNET TELECOM GROUP, INC.

                                          By: _______________________________
                                              Name:
                                              Title:

                                 EXERCISE FORM

                         FIBERNET TELECOM GROUP, INC.

   The undersigned               , pursuant to the provisions of the within
Warrant, hereby elects to purchase        shares of Common Stock of FiberNet
Telecom Group, Inc. covered by the within Warrant.

Dated: _____________________________________________________________________
                                          Signature _________________________

                                          Address  __________________________

                                                  _____________________________

                                  ASSIGNMENT

   FOR VALUE RECEIVED,        hereby sells, assigns and transfers unto
the within Warrant and all rights evidenced thereby and does irrevocably
constitute and appoint       , attorney, to transfer the said Warrant on the
books of the within named corporation.

Dated: ____________________________________________________________________
                                          Signature _________________________

                                          Address  __________________________

                                                  _____________________________

                              PARTIAL ASSIGNMENT

   FOR VALUE RECEIVED,          hereby sells, assigns and transfers unto
         the right to purchase        shares of Warrant Stock evidenced by the
within Warrant together with all rights therein, and does irrevocably
constitute and appoint       , attorney, to transfer that part of the said
Warrant on the books of the within named corporation.

Dated: ______________________________________________________________________
                                          Signature _________________________

                                          Address  __________________________

                                                  _____________________________

                          FOR USE BY THE ISSUER ONLY:

   This Warrant No. W-       canceled (or transferred or exchanged) this
day of       ,       , shares of Common Stock issued therefor in the name of
      , Warrant No. W-       issued for        shares of Common Stock in the
name of       .

                                                                     APPENDIX E

                         SERIES B WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK
                                      OF
                         FIBERNET TELECOM GROUP, INC.

                         Expires December       , 2006

No.: W-B-

Date of Issuance: December       , 2001

Number of Shares:

   FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, FiberNet Telecom Group, Inc., a Delaware corporation (together
with its successors and assigns, the "Issuer"), hereby certifies that        or
its registered assigns is entitled to subscribe for and purchase, during the
period specified in this Series B Warrant, up to        (      ) shares
(subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

   Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

1.   Term.

   The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the Shareholder Approval Date and shall expire at 5:00
p.m., eastern time, on December       , 2006 (such period being the "Term").

2.   Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

   (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part from time to time during the Term commencing on the Shareholder Approval Date as follows: (i) Sixty percent (60%) of this Warrant shall be exercisable upon consummation of the Second Closing (as defined in the Purchase Agreement) and (ii) Forty percent (40%) of this Warrant shall be exercisable upon consummation of the Third Closing (as defined in the Purchase Agreement). In the event the Issuer chooses to not consummate the Second Closing and the Third Closing in accordance with the provisions of
Section 1(f) of the Purchase Agreement, then forty percent (40%) of this Warrant shall be exercisable upon such cash payment by the Issuer. In the event the Issuer chooses to not consummate the Third Closing in accordance with the provisions of Section 1(f) of the Purchase Agreement, then twenty percent (20%) of this Warrant (in addition to the sixty percent (60%) that became exercisable upon the Second Closing) shall be exercisable upon such cash payment by the Issuer.

   (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

   (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder, issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

   (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

   (e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

3.  Stock Fully Paid; Reservation and Listing of Shares; Covenants.

   (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

   (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

   (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

   (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4.  Adjustment of Warrant Price and Warrant Share Number.

   The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with
Section 5.

   (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

      (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

      (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
   (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection
   (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

      (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 12 hereof.

   (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

      (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

      (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

      (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

   (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

      (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

      (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

      (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

   (d)  Issuance of Additional Shares of Common Stock.

      (i) Commencing nine months after the Original Issue Date, in the event the Issuer, shall, at any time, from time to time, issue or sell any Additional Shares of Common Stock (including Treasury Shares) for a consideration per share less than the Warrant Price then in effect for the Warrant immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

      (ii) If at any time the Issuer shall at any time issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced by the product of the Warrant Price then in effect multiplied by the Market Dilution Percentage and the number of shares of Common Stock for which this Warrant is exercisable shall be increased by the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale multiplied by the Market Dilution Percentage. "Market Dilution Percentage" shall mean the percentage by which such issuance or sale is below the lesser of the Per Share Market Value or the per share market value of the Common Stock as calculated pursuant to the terms of any other financings of the Issuer.

      (iii) If at any time the Issuer shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Warrant Price or the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, the adjustment required under Section 4(d) shall be made in accordance with the formula in paragraph (i) or (ii) above which results in the lower Warrant Price following such adjustment. The provisions of paragraphs (i) and (ii) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) or
   (ii) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or Section 4(f).

   (e) Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

   (f) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

   (g) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or
Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

   (h) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date; provided, however, that the foregoing shall not apply to the redemption of the Issuer's series H convertible preferred stock or Series J convertible preferred stock.

   (i) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

      (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the

   Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

      (ii) When Adjustments to Be Made. The adjustments required by this
   Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
   Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

      (iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

      (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

   (j) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

   (k) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5.  Notice of Adjustments.

   Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

6.  Fractional Shares.

   No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

7.  Ownership Cap and Certain Exercise Restrictions.

   (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with seventy-five (75) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

   (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with the 75-day Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

8.  Definitions.

   For the purposes of this Warrant, the following terms have the following meanings:

   "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) the Warrant Stock; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the series J convertible preferred stock and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the Original Issue Date; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisors; (viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Issuer's series J preferred stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events); (x) issuances of securities to the Issuer's existing lenders or replacement lenders; and (xi) issuances of any series J preferred stock.

   "Board" shall mean the Board of Directors of the Issuer.

   "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

   "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

   "Common Stock" means the Common Stock, par value $.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

   "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

   "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

   "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

   "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

   "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

   "Issuer" means FiberNet Telecom Group, Inc., a Delaware corporation, and its successors.

   "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

   "Nasdaq" means the Nasdaq National Market.

   "Original Issue Date" means December       , 2001.

   "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

   "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

   "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

   "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

   "Purchase Agreement" means the Purchase Agreement dated as of December 6, 2001 among the Issuer and the Holder.

   "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

   "Shareholder Approval Date" means the date upon which the Company obtains the vote of its shareholders as required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the date of issuance of this Warrant.

   "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

   "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

   "Term" has the meaning specified in Section 1 hereof.

   "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

   "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

   "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

   "Warrant Price" initially means U.S. $.30, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

   "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

   "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

9.  Other Notices. In case at any time:

(A)  theIssuer shall make any distributions to the holders of Common Stock; or

    (B)the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or other rights; or

    (C)there shall be any reclassification of the Capital Stock of the Issuer;
       or

    (D)there shall be any capital reorganization by the Issuer; or

    (E)there shall be any (i) consolidation or merger involving the Issuer or
       (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

    (F)there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;
then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two
(2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

10.  Amendment and Waiver.

   Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant.

11.  Governing Law.

   THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

12.  Notices.

   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day,
(ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

          FiberNet Telecom Group, Inc.
          570 Lexington Avenue
          New York, New York 10022
          Tel. No.: (212) 405-6200
          Fax No.: (212) 421-8860
          Attention: President

          with a copy to:

          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          Chrysler Center
          666 Third Avenue
          New York, New York 10022
          Tel. No.: (212) 935-3000
          Fax No.: (212) 983-3115
          Attention: Gordon Caplan

Copies of notices to the Holder shall be sent to [Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., facsimile no.: (212) 704-6288] [O'Sullivan, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention:
Audrey A. Rohan, Facsimile No.: (212) 218-6220]. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

13.  Warrant Agent.

   The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of
Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.  Remedies.

   The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.  Successors and Assigns.

   This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

16.  Modification and Severability.

   If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

17.  Headings.

   The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

   IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                          FIBERNET TELECOM GROUP, INC.

                                          By: _______________________________
                                             Name:
                                             Title:

                                 EXERCISE FORM

                         FIBERNET TELECOM GROUP, INC.

   The undersigned                   , pursuant to the provisions of the within
Warrant, hereby elects to purchase        shares of Common Stock of FiberNet
Telecom Group, Inc. covered by the within Warrant.

Dated:
                                          Signature _________________________

                                          Address    ________________________

                                                   __________________________

                                  ASSIGNMENT

   FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
                 the within Warrant and all rights evidenced thereby and does
irrevocably constitute and appoint               , attorney, to transfer the
said Warrant on the books of the within named corporation.

Dated:
                                          Signature _________________________

                                          Address    ________________________

                                                   __________________________

                              PARTIAL ASSIGNMENT

   FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
                 the right to purchase        shares of Warrant Stock evidenced
by the within Warrant together with all rights therein, and does irrevocably
constitute and appoint                 , attorney, to transfer that part of the
said Warrant on the books of the within named corporation.

Dated:
                                          Signature _________________________

                                          Address    ________________________

                                                   __________________________

                          FOR USE BY THE ISSUER ONLY:

   This Warrant No. W-   canceled (or transferred or exchanged) this    day of
            ,     ,         shares of Common Stock issued therefor in the name
of                   , Warrant No. W-     issued for        shares of Common
Stock in the name of                   .

                          FIBERNET TELECOM GROUP, INC.
    THIS PROXY IS BEING SOLICITED BY FIBERNET TELECOM GROUP, INC.'S BOARD OF
                                    DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated August__, 2002, in connection with the Annual Meeting to be held at 10:00 a.m. on Tuesday, September 10, 2002 at the office of Willkie, Farr & Gallagher, which is located at 787 Seventh Avenue, New York, New York and hereby appoints Michael S. Liss and Jon A. DeLuca, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of FiberNet Telecom Group, Inc. registered in the name provided herein which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1 through 10.
The Board of Directors recommends a vote FOR Proposals 1 through 10.

1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate).
        [_] FOR      [_] WITHHOLD    [_] FOR all nominees except________________
     Nominees: Timothy P. Bradley, Philip L. DiGennaro, Roy (Trey) D. Farmer III, Michael S. Liss, Charles J. Mahoney, Richard E. Sayers

2. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

3. Proposal to approve, for purposes of NASD Marketplace Rules 4350(i)(l)(B) and 4350(i)(l)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, to the lenders under our senior secured credit facility, in connection with the conversion of $66.0 million of our outstanding senior secured indebtedness into shares of our common stock, resulting in a change of control.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

4. Proposal to approve, for purposes of NASD Marketplace Rules 4350(i)(l)(B) and 4350(i)(l)(D)(ii), the issuance of shares of our common stock, including shares underlying any related warrants or other rights to purchase additional shares of our common stock, in an amount greater than 20% of our outstanding shares of common stock as of the date of such issuance, upon the closing of a contemplated private placement of up to $7.0 million of our common stock as a condition to the consummation of the senior secured debt conversion described in Proposal 3, resulting in a change of control.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

5.   Proposal to approve, for purposes of NASD Marketplace Rule
4350(i)(l)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001, in connection with our directed public offering which occurred on February 1, 2001.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

6.   Proposal to approve, for purposes of NASD Marketplace Rule
4350(i)(l)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, upon conversion of the series J preferred stock and the exercise of related series A warrants and series B warrants, sold to purchasers pursuant to a Purchase Agreement that we entered into on December 6, 2001, with the Purchasers named therein.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

7. Proposal to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

8. Proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-20 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

9. Proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-30 reverse stock split of our issued and outstanding shares of common stock without further approval or authorization of our stockholders at any time prior to June 30, 2003.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

10. Proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 2,000,000,000.
        [_] FOR      [_] WITHHOLD    [_] ABSTAIN

                  (Continued and to be signed on reverse side)

                          FIBERNET TELECOM GROUP, INC.
                         Annual Meeting of Stockholders
                               September 10, 2002
           Please date, sign and mail your proxy as soon as possible

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

                      NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                      __________________________________________________________
                      Signature                                    Date

                      __________________________________________________________
                      Signature                                    Date